                                                                  Exhibit 10.1

                                    SECOND

                             AMENDED AND RESTATED

                               CREDIT AGREEMENT

                                     among

                            BRANDYWINE REALTY TRUST

                                      and

                    BRANDYWINE OPERATING PARTNERSHIP, L.P.

                                 as Borrowers

                                      and

                       THE SUBSIDIARIES OF THE BORROWERS

                                 as Guarantors

                                      and

                         THE LENDERS IDENTIFIED HEREIN

                                      and

                     NATIONSBANC MONTGOMERY SECURITIES LLC

                       as Lead Arranger and Book Manager

                                      and

                               NATIONSBANK, N.A.

                            as Administrative Agent





                        DATED AS OF SEPTEMBER 28, 1998

                               TABLE OF CONTENTS

                                                                                                                Page
SECTION 1  DEFINITIONS AND ACCOUNTING TERMS.......................................................................2
         1.1 Definitions..........................................................................................2
         1.2 Computation of Time Periods and Other Definition Provisions.........................................23
         1.3 Accounting Terms....................................................................................23
         1.4 Joint Venture Investments...........................................................................23

SECTION 2  CREDIT FACILITY.......................................................................................24
         2.1 Revolving Loans.....................................................................................24
         2.2 Letter of Credit Subfacility........................................................................26
         2.3 Joint and Several Liability of the Borrowers........................................................31
         2.4 Appointment of BOP..................................................................................33
         2.5 Non-Recourse........................................................................................33

SECTION 3  GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT..........................................34
         3.1 Interest............................................................................................34
         3.2 Place and Manner of Payments........................................................................34
         3.3 Prepayments.........................................................................................35
         3.4 Fees................................................................................................36
         3.5 Payment in full at Maturity; Extension of Maturity..................................................37
         3.6 Computations of Interest and Fees...................................................................37
         3.7 Pro Rata Treatment..................................................................................38
         3.8 Sharing of Payments.................................................................................39
         3.9 Capital Adequacy....................................................................................39
         3.10 Inability To Determine Interest Rate...............................................................40
         3.11 Illegality.........................................................................................40
         3.12 Requirements of Law................................................................................41
         3.13 Taxes..............................................................................................42
         3.14 Compensation.......................................................................................44
         3.15 Mitigation; Mandatory Assignment...................................................................44

SECTION 4  GUARANTY..............................................................................................45
         4.1 Guaranty of Payment.................................................................................45
         4.2 Obligations Unconditional...........................................................................45
         4.3 Modifications.......................................................................................46
         4.4 Waiver of Rights....................................................................................46
         4.5 Reinstatement.......................................................................................46
         4.6 Remedies............................................................................................47
         4.7 Limitation of Guaranty..............................................................................47
         4.8 Rights of Contribution..............................................................................47

SECTION 5  CONDITIONS PRECEDENT..................................................................................48
         5.1 Closing Conditions..................................................................................48
         5.2 Conditions to All Extensions of Credit..............................................................52

SECTION 6  REPRESENTATIONS AND WARRANTIES........................................................................53

                                      i

         6.1 Financial Condition.................................................................................53
         6.2 No Material Change..................................................................................53
         6.3 Organization and Good Standing......................................................................53
         6.4 Due Authorization...................................................................................53
         6.5 No Conflicts........................................................................................54
         6.6 Consents............................................................................................54
         6.7 Enforceable Obligations.............................................................................54
         6.8 No Default..........................................................................................54
         6.9 Ownership...........................................................................................54
         6.10 Indebtedness.......................................................................................54
         6.11 Litigation.........................................................................................55
         6.12 Taxes..............................................................................................55
         6.13 Compliance with Law................................................................................55
         6.14 Compliance with ERISA..............................................................................55
         6.15 Organization Structure/Subsidiaries................................................................56
         6.16 Use of Proceeds; Margin Stock......................................................................57
         6.17 Government Regulation..............................................................................57
         6.18 Environmental Matters..............................................................................57
         6.19 Solvency...........................................................................................58
         6.20 Investments........................................................................................58
         6.21 Location of Properties.............................................................................59
         6.22 Disclosure.........................................................................................59
         6.23 Licenses, etc......................................................................................59
         6.24 No Burdensome Restrictions.........................................................................59
         6.25 Year 2000 Compliance...............................................................................59
         6.26 Excluded Material Subsidiaries.....................................................................59

SECTION 7  AFFIRMATIVE COVENANTS.................................................................................60
         7.1 Information Covenants...............................................................................60
         7.2 Financial Covenants.................................................................................64
         7.3 Preservation of Existence...........................................................................65
         7.4 Books and Records...................................................................................65
         7.5 Compliance with Law.................................................................................65
         7.6 Payment of Taxes and Other Indebtedness.............................................................65
         7.7 Insurance...........................................................................................66
         7.8 Maintenance of Assets...............................................................................66
         7.9 Performance of Obligations..........................................................................66
         7.10 Use of Proceeds....................................................................................66
         7.11 Audits/Inspections.................................................................................66
         7.12 Additional Credit Parties..........................................................................67
         7.13 Interest Rate Protection Agreements................................................................67
         7.14 Collateral Effective Date..........................................................................68
         7.15 Construction.......................................................................................70
         7.16 Acquisitions.......................................................................................70
         7.17 Mortgage Documents.................................................................................70



SECTION 8  NEGATIVE COVENANTS....................................................................................71

                                      ii

         8.1 Indebtedness........................................................................................71
         8.2 Liens...............................................................................................71
         8.3 Nature of Business..................................................................................71
         8.4 Consolidation and Merger............................................................................71
         8.5 Sale or Lease of Assets.............................................................................72
         8.6 Advances, Investments and Loans.....................................................................72
         8.7 Restricted Payments.................................................................................72
         8.8 Transactions with Affiliates........................................................................73
         8.9 Fiscal Year; Organizational Documents...............................................................73
         8.10 Limitations........................................................................................73
         8.11 Other Negative Pledges.............................................................................73
         8.12 Construction and Development.......................................................................73

SECTION 9  EVENTS OF DEFAULT.....................................................................................74
         9.1 Events of Default...................................................................................74
         9.2 Acceleration; Remedies..............................................................................76
         9.3 Allocation of Payments After Event of Default.......................................................77

SECTION 10  AGENCY PROVISIONS....................................................................................78
         10.1 Appointment........................................................................................78
         10.2 Delegation of Duties...............................................................................79
         10.3 Exculpatory Provisions.............................................................................79
         10.4 Reliance on Communications.........................................................................80
         10.5 Notice of Default..................................................................................80
         10.6 Non-Reliance on Administrative Agent and Other Lenders.............................................80
         10.7 Indemnification....................................................................................81
         10.8 Administrative Agent in Its Individual Capacity....................................................81
         10.9 Successor Agent....................................................................................82

SECTION 11  MISCELLANEOUS........................................................................................82
         11.1 Notices............................................................................................82
         11.2 Right of Set-Off...................................................................................82
         11.3 Benefit of Agreement...............................................................................83
         11.4 No Waiver; Remedies Cumulative.....................................................................85
         11.5 Payment of Expenses; Indemnification...............................................................85
         11.6 Amendments, Waivers and Consents...................................................................86
         11.7 Counterparts/Telecopy..............................................................................87
         11.8 Headings...........................................................................................87
         11.9 Defaulting Lender..................................................................................87
         11.10 Survival of Indemnification and Representations and Warranties....................................87
         11.11 Governing Law; Jurisdiction.......................................................................87
         11.12 Waiver of Jury Trial..............................................................................88
         11.13 Time..............................................................................................88
         11.14 Severability......................................................................................88
         11.15 Entirety..........................................................................................88
         11.16 Binding Effect....................................................................................89
         11.17 Confidentiality...................................................................................89
         11.18 Collateral Termination Date.......................................................................90
         11.19 Further Assurances................................................................................90

                                     iii

         11.20 Release of Guarantors.............................................................................91

SCHEDULES

Schedule 1.1(a)       Revolving Loan Commitment Percentages
Schedule 1.1(b)       Project Bell Properties
Schedule 1.1(c)       Excluded Material Subsidiaries
Schedule 2.2(c)       Existing Letters of Credit
Schedule 6.15         Organization Structure/Subsidiaries
Schedule 6.21         Properties
Schedule 7.14         Collateral Representation and Warranty
Schedule 8.2          Existing Liens
Schedule 8.5          Preapproved Transactions
Schedule 11.1         Notices


EXHIBITS

Exhibit 2.1(b)        Form of Notice of Borrowing
Exhibit 2.1(e)        Form of Notice of Continuation/Conversion
Exhibit 2.1(g)        Form of Revolving Loan Note
Exhibit 7.1(c)        Form of Officer's Certificate
Exhibit 7.12          Form of Joinder Agreement
Exhibit 7.17          Form of Mortgage
Exhibit 11.3          Form of Assignment Agreement

                                    SECOND
                             AMENDED AND RESTATED
                               CREDIT AGREEMENT



         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Credit Agreement") is entered into as of September 28, 1998 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively the "Borrowers"), certain Subsidiaries of the Borrowers as Guarantors, the Lenders (as defined herein), NATIONSBANC MONTGOMERY SECURITIES LLC as Lead Arranger and Book Manager and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent").

                                   RECITALS

         WHEREAS, the Borrowers, certain Subsidiaries of the Borrowers, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of January 5, 1998, (as previously amended from time to time, and together with all other documents and instruments executed and delivered in connection therewith, the "Existing Credit Agreement");

         WHEREAS, the Borrowers desire to amend and restate the Existing Credit Agreement to provide a revolving credit facility in an aggregate amount of up to $550 million;

         WHEREAS, the Guarantors have agreed to unconditionally guarantee all the obligations of the Borrowers hereunder; and

         WHEREAS, the Lenders party hereto have agreed to make the requested amended and restated revolving credit facility available to the Borrowers on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

         1.1      Definitions.

         As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural the singular:

                  "Adjusted Base Rate" means the Base Rate plus .25% per annum.

                  "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage.

                  "Adjusted NOI" means NOI less (a) an annual sum of $.50 per square foot for all Properties and (b) all interest income of the Combined Parties for the applicable period.

                  "Adjusted Total Assets" means Total Assets less the Project Bell Properties held by Excluded Material Subsidiaries.

                  "Administrative Agent" means NationsBank, N.A. (or any successor thereto) or any successor administrative agent appointed pursuant to Section 10.9.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation, partnership, limited liability company or real estate investment trust if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation, limited liability company or real estate investment trust or to vote 10% or more of the partnership interests of such partnership or (ii) to direct or cause direction of the management and policies of such corporation or partnership, whether through the ownership of voting securities, as managing or general partner, by contract or otherwise.

                  "Agency Services Address" means NationsBank, N.A., 6610 Rockledge Drive, 6th Floor, Bethesda, Maryland 20817, Attn.: Eleanor Mitchell-Wharton, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers.

                  "Annualized Adjusted NOI" means Adjusted NOI for the most recent fiscal quarter multiplied times four.

                  "Annualized Capitalized Adjusted NOI" means Annualized Adjusted NOI divided by the Capitalization Rate.

                  "Annualized Capitalized Modified Adjusted NOI" means Annualized Modified Adjusted NOI divided by the Capitalization Rate.

                  "Annualized Modified Adjusted NOI" means an amount equal to
         (a) Adjusted NOI for the prior fiscal quarter for all Properties owned during such entire fiscal quarter multiplied times four plus
         (b) NOI for all Properties acquired during such fiscal quarter multiplied by a fraction equal to 365/the number of days such Property was owned by a Combined Party.

                  "Applicable Percentage" means:

                           (a) from the Effective Date until the earlier of
                  (i) March 31, 1999 or (ii) the date the Leverage Ratio, as of the end of any fiscal quarter of the Credit Parties subsequent to September 30, 1998, is less than or equal to .55 to 1.0, 1.50%.

                           (b) Commencing on the date of the earlier of (i)
                  March 31, 1999 or (ii) the date the Leverage Ratio, as of the end of any fiscal quarter of the Credit Parties subsequent to September 30, 1998, is less than or equal to .55 to 1.0:

                            (i) if (A) BRT or BOP does not have an Unsecured
                  Senior Debt Rating, or (B) BRT or BOP has an Unsecured Debt Rating from S&P that is worse than BBB-, or (C) BRT or BOP has an Unsecured Debt Rating from Moody's that is worse than Baa3, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

           ------------------- ------------------ -----------------------------
             Pricing Level          Leverage       Applicable Percentage for
                                     Ratio              Eurodollar Loans
           ------------------- ------------------ -----------------------------
                   I              < .20 to 1.0               1.15%
           ------------------- ------------------ -----------------------------
                   II           > .20 to 1.0 but             1.25%
                                  < .30 to 1.0
           ------------------- ------------------ -----------------------------
                  III           > .30 to 1.0 but             1.375%
                                  < .55 to 1.0
           ------------------- ------------------ -----------------------------
                   IV             > .55 to 1.0               1.75%
           ------------------- ------------------ -----------------------------

                           (ii) if (A) BRT or BOP has an Unsecured Senior Debt
                  Rating from either S&P or Moody's (or both), (B) neither
                  (b)(i)(B) nor (b)(i)(C) above is applicable and (C) the Leverage Ratio is < .55 to 1.0, the appropriate applicable percentages corresponding to the Unsecured Senior Debt Ratings in effect as of the most recent Calculation Date as shown below:

           ----------------- ----------------------- --------------------------
             Pricing Level   Unsecured Senior Debt    Applicable Percentage for
                                     Rating                Eurodollar Loans
           ----------------- ----------------------- --------------------------
                   I         BBB or better from                 1.00%
                             S&P, or Baa2 or
                             better from Moody's
                             or both if rated by
                             both Moody's and S&P
           ----------------- ----------------------- --------------------------
                   II        BBB- from S&P or Baa3              1.15%
                             from Moody's or both
                             if rated by both
                             Moody's and S&P
           ----------------- ----------------------- --------------------------

                  The Applicable Percentage for Revolving Loans shall be determined and adjusted on the date (each a "Calculation Date") (i) if the Applicable Percentage is determined pursuant to clause (b)(i) above, five Business Days after the date on which the Borrowers provide the officer's certificate in accordance with the provisions of Section 7.1(c); provided that if the Borrowers fail to provide the officer's certificate required by Section 7.1(c) on or before the date required by Section 7.1(c), the Applicable Percentage for Revolving Loans from such date shall be based on Pricing Level III in clause (b)(i) above until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio or (ii) if the Applicable Percentage is determined pursuant to clause (b)(ii) above, the date BRT or BOP obtains an Unsecured Senior Debt Rating from S&P or Moody's or the date there is a change in the Unsecured Senior Debt Rating of BRT or BOP, in each case after the Borrowers provide written notice and evidence to the Administrative Agent regarding such Unsecured Debt Rating. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable only to new Revolving Loans made (and to continuations and conversions of existing Revolving Loans).

                  The Borrowers shall promptly deliver to the Administrative Agent, at the address set forth on Schedule 11.1 and at the Agency Services Address, information regarding any change in the Unsecured Senior Debt Rating or Leverage Ratio that would change the existing Pricing Level as set forth above.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Base Rate" means, for any day, the rate per annum equal to the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Base Rate Loan" means a Loan bearing interest based at a rate determined by reference to the Base Rate.

                  "BOP" means Brandywine Operating Partnership, L.P., a Delaware limited partnership, together with any successors and permitted assigns.

                  "Borrowers" means BRT and BOP and "Borrower" means either one of them.

                  "Bridge Facility" means that certain $150 million credit facility, entered into as of the Closing Date, provided by NationsBanc Mortgage Capital Corp. for the benefit of the Borrowers.

                  "BRT" means Brandywine Realty Trust, a Maryland real estate investment trust, together with any successors and permitted assigns.

                  "Business Day" means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Bethesda, Maryland, Charlotte, North Carolina or New York, New York; provided that in the case of Eurodollar Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

                  "Calculation Date" has the meaning set forth in the definition of Applicable Percentage.

                  "Capital Expenditures" means all expenditures of the Borrowers and their Subsidiaries which, in accordance with GAAP, would be classified as Capital Expenditures, including, without limitation, Capital Leases.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalization Rate" means, as of the Closing Date, 9.5%; however, the Capitalization Rate shall be reviewed annually (but not more often than annually) by the Lenders (beginning with the date one year after the Closing Date) and shall be subject to adjustment by the Required Lenders, in their sole discretion, based upon market conditions for comparable property types; provided that the Capitalization Rate cannot be adjusted by more than 1.25% annually.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time and demand deposits and certificates of deposit of (i) any Lender or any of its Affiliates, (ii) any domestic commercial bank having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition,
         (c) commercial paper and variable
         or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including any of the Lenders) or securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which a Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through
         (d).

                  "Change of Control" means any of the following events:

                  (a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 20% or more of the voting power of BRT on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of BRT convertible into or exercisable for voting power of BRT (whether or not such securities are then currently convertible or exercisable); or

                  (b) BRT fails to directly own at least 75% of the aggregate ownership interests in BOP.

                  "Closing Date" means the date hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Collateral" has the meaning set forth in the Collateral Documents.

                  "Collateral Documents" means the Pledge Agreements, the Mortgage Documents and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interest in the Collateral, including, without limitation UCC financing statements and real estate title insurance policies as necessary; provided that it is understood that such Collateral Documents will be effective only during an appropriate Collateral Period.

                  "Collateral Effective Date" means (a) a Real Estate Collateral Effective Date or (b) a Stock Collateral Effective Date.

                  "Collateral Period" means the period in time from a Collateral Effective Date until a subsequent Collateral Termination Date.

                  "Collateral Termination Date" means (a) with respect to the Mortgages, any date after a Real Estate Collateral Effective Date in which (i) the Leverage Ratio has been less than or equal to .55 to 1.0, as of the last day of a fiscal quarter of the Credit Parties, for two consecutive fiscal quarters and (ii) no Default or Event of Default exists, and (b) with respect to the Stock Collateral, any date after a Stock Collateral Effective Date that (i) the Leverage Ratio is less than or equal to .55 to 1.0 as of the last day of a fiscal quarter of the Credit Parties and (ii) no Default or Event of Default exists.

                  "Commitments" means the commitment of each Lender with respect to the Revolving Committed Amount.

                  "Combined Parties" means the Credit Parties and their Subsidiaries and all joint ventures or partnerships to which a Credit Party or one of its Subsidiaries is a party.

                  "Credit Documents" means this Credit Agreement, the Notes, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Credit Exposure" has the meaning set forth in the definition of Required Lenders in this Section 1.1.

                  "Credit Parties" means the Borrowers and the Guarantors and "Credit Party" means any one of them.

                  "Debt Payments" means, as of the date of determination, for the Combined Parties, the sum of (a) Interest Expense plus (b) all payments of principal and any required prepayments on Funded Debt of the Combined Parties (other than balloon payments), for the applicable period, ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination) plus (c) any letter of credit fees.

                  "Debt Service Coverage Ratio" means the ratio of (a) Annualized Modified Adjusted NOI to (b) the Market Funded Debt Payments.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement (but only for so long as such Loan is not made or such Participation Interest is not purchased), (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement (but only for so long as such amount has not been repaid) or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "Effective Date" means the date, as specified by the Administrative Agent, on which the conditions set forth in Section
         5.1 shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans shall have been made and/or the initial Letters of Credit shall have been issued.

                  "Eligible Assignee" means (a) any Lender or any Affiliate or subsidiary of a Lender and (b) any other commercial bank, financial institution, institutional lender or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) with (i) total assets of at least $25 billion, (ii) a long term unsecured debt rating of BBB+ or better from S&P or its equivalent and (iii) an office in the United States. Neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Environmental Claim" means any investigation, written notice, violation, written demand, written allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or written claim whether administrative, judicial or private in nature arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any assessment, abatement, removal, remedial, corrective, or other response action in connection with an Environmental Law or other order of a Governmental Authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

                  "Environmental Laws" means any current or future legal requirement of any Governmental Authority pertaining to (a) the protection of health, safety, and the indoor or outdoor environment,
         (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material or (e) pollution (including any release to land surface water and groundwater) and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendment of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

                  "Equity Issuance" means any issuance by a Credit Party to any Person (other than another Credit Party) of shares of its capital stock, common shares of beneficial interest or other equity interests, including pursuant to the exercise of options or warrants or pursuant to the conversion of any debt securities to equity; provided that the definition of Equity Issuance as used herein shall not include (a) issuances of equity to employees of a Credit Party to the extent such issuances do not exceed $1,000,000 in any one instance or $5,000,000, in the aggregate, during the term of this Credit Agreement or (b) issuances of common stock for the sole purpose of conversion or redemption of convertible preferred stock or perpetual preferred stock.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with a Borrower or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes a Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

                  "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of a Borrower, any Subsidiary of a Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA;
         (v) any event or condition which might constitute grounds under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of a Borrower, any Subsidiary of a Borrower or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Eurodollar Loan" means a Loan bearing interest based at a rate determined by reference to the Adjusted Eurodollar Rate.

                  "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                     Eurodollar Rate =  London Interbank Offered Rate
                                        -----------------------------
                                       1 - Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time, or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurodollar liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined) with respect to member banks of the Federal Reserve System, whether or not any Lender has any Eurodollar liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurodollar liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means any of the events or circumstances described in Section 9.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

                  "Excluded Material Subsidiaries" means the Material Subsidiaries set forth on Schedule 1.1(c).

                  "Existing Bridge Facility" means that certain Promissory Note, dated May 7, 1998, executed by the Borrowers in favor of NationsBank, N.A., in the face amount of $150 million, and all documents and instruments executed and delivered in connection therewith.

                  "Existing Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Existing Letters of Credit" means the letters of credit described on Schedule 2.2(c).

                  "Extension of Credit" means, as to any Lender, the making of a Loan by such Lender (or a participation therein by a Lender) or the issuance of, or participation in, a Letter of Credit by such Lender.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

                  "Fee Letter" means that certain letter agreement, dated as of July 30, 1998, between the Administrative Agent and BRT, as amended, modified, supplemented or replaced from time to time.

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) Adjusted NOI for such period to (b) the sum of Debt Payments for such period plus all dividends on preferred stock for such period plus Letter of Credit Fees payable pursuant to Section 3.4(b)(i) for such period.

                  "Funded Debt" means, without duplication, the sum of (a) all Indebtedness of the Combined Parties for borrowed money, (b) all purchase money Indebtedness of the Combined Parties, (c) the principal portion of all obligations of the Combined Parties under Capital Leases, (d) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account of a Combined Party (it being understood that, to the extent an undrawn letter of credit supports another obligation consisting of Indebtedness, in calculating aggregated Funded Debt only such other obligation shall be included), (e) all Guaranty Obligations of the Combined Parties with respect to Funded Debt of another Person, (f) all Funded Debt of another entity secured by a Lien on any property of the Combined Parties whether or not such Funded Debt has been assumed by a Combined Party, (g) all Funded Debt of any partnership or unincorporated joint venture to the extent a Combined Party is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture, (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of a Combined Party where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (i) all obligations of the Combined Parties in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate or commodity price hedging agreements and (j) all take out loan commitments to the extent such take out commitment is not supported by a financial commitment from a third party containing standard terms and conditions. The calculation of Funded Debt of the Combined Parties shall be subject to Section 1.4.

                  "Funds From Operations", when used with respect to any Person, shall have the meaning given to such term in, and shall be calculated in accordance with, standards promulgated by the National Association of Real Estate Investment Trusts in effect from time to time.

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to Section 1.3.

                  "Governmental Authority" means any Federal, state, local or provincial court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantors" means (a) the Material Subsidiaries of the Borrowers, as of the Closing Date, other than the Excluded Material Subsidiaries and (b) such other Persons who may from time to time execute a Joinder Agreement (or otherwise consent in writing to becoming a Guarantor hereunder), as required by Section 7.12 or otherwise, in each case together with their successors and assigns.

                  "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (c) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (d) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

                  "Hazardous Materials" means any substance, material or waste defined or regulated in or under any Environmental Laws.

                  "Incentive Stock Plan" means the BRT 1997 Long-Term Incentive Plan, as amended from time to time, and any other equity incentive plan hereafter established by BRT pursuant to which awards of equity interests in BRT may be made to employees of BRT or a Subsidiary.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) Capital Leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, (h) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, or other interest or exchange rate or commodity price hedging agreements, (i) the maximum amount of all performance and standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (j) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date; provided that Indebtedness shall not include outstanding convertible preferred stock which carries a defined term if its conversion or redemption occurs solely through the issuance of additional equity or from the proceeds of an equity offering, (k) all obligations evidenced by take out commitments, (l) the aggregate amount of uncollected accounts receivables of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with GAAP and (m) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, including, without limitation, obligations commonly known as residual equity appreciation potential shares. Subject to the terms of Section 1.4, the Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

                  "Initial Revolving Loan Maturity Date" means September 30,
         2001.

                  "Interest Coverage Ratio" means, for any period, the ratio of (a) Adjusted NOI for such period to (b) Interest Expense for such period.

                  "Interest Expense" means, for any period, with respect to the Credit Parties and their Subsidiaries on a consolidated basis, all net interest expense, whether paid or accrued (including that portion applicable to Capital Leases in accordance with GAAP) plus capitalized interest.

                  "Interest Payment Date" means (a) as to Base Rate Loans, the last Business Day of each month and the Revolving Loan Maturity Date,
         (b) as to Eurodollar Loans, the last day of the applicable Interest Period and the Revolving Loan Maturity Date.

                  "Interest Period" means, as to Eurodollar Loans, a period of one, two, three or six months' duration as the Borrowers may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day),
         (b) no Interest Period shall extend beyond the Revolving Loan Maturity Date, (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, and (d) no Interest Period shall extend beyond the Initial Revolving Loan Maturity Date unless the Revolving Loan Maturity Date has been extended pursuant to
         Section 3.5(b).

                  "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of capital stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligation (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

                  "Issuing Lender" means NationsBank, N.A., any successor Administrative Agent or any other Lender designated by the Administrative Agent.

                  "Issuing Lender Fees" has the meaning set forth in Section 3.4(b)(ii).

                  "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12.

                  "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Letter of Credit" means a letter of credit issued for the account of a Borrower by the Issuing Lender pursuant to Section 2.2 or any Existing Letter of Credit, as such letter of credit may be amended, modified, extended, renewed or replaced.

                  "Letter of Credit Fees" has the meaning set forth in Section 3.4(b)(i).

                  "Leverage Ratio" means the ratio of (a) Funded Debt to (b) the sum of Annualized Capitalized Modified Adjusted NOI plus all unrestricted cash of the Combined Parties plus all Cash Equivalents of the Combined Parties plus all tenant security deposits held by the Combined Parties plus all amounts invested by the Combined Parties in construction-in-process plus all mortgage note receivables of the Combined Parties plus all net cash investments in opportunity funds of the Combined Parties.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof.

                  "Loan" or "Loans" means the Revolving Loans (or a portion of any Revolving Loan), individually or collectively, as appropriate.

                  "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

                  "LOC Obligations" means, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by an Issuing Lender but not theretofore reimbursed.

                  "LOC Participants" means the Lenders.

                  "London Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term "London Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                  "Mandatory Borrowing" has the meaning set forth in Section 2.2(e).

                  "Market Funded Debt Payments" means the scheduled debt payments that would have been due during a twelve month period with respect to the Funded Debt of the Combined Parties as of the last day of the prior fiscal quarter assuming a principal mortgage amortization of 25 years and assuming the Market Interest Rate as in effect on the date that the Market Funded Debt Payments are calculated.

                  "Market Interest Rate" means an interest rate equal to the greater of (a) the prior 30 day average of the most recent seven year U.S. Treasury Note plus 2.00% per annum or (b) 8.50% per annum.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, assets, operations, condition (financial or otherwise) or prospects of a Combined Party, (b) the ability of a Credit Party to perform its respective obligations under this Credit Agreement or any of the other Credit Documents, or (c) the validity or enforceability of this Credit Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

                  "Material Subsidiary" means a Subsidiary of a Credit Party in which such Credit Party owns, directly or indirectly, more than 65% of the capital stock, partnership interests or other equity interests.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Mortgages" has the meaning set forth in Section 7.17.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan (other than a Multiemployer Plan) in which a Credit Party or any ERISA Affiliate and at least one employer other than a Credit Party or any ERISA Affiliate are contributing sponsors.

                  "Net Cash Proceeds" means the gross cash proceeds received from an Equity Issuance net of actual transaction costs payable to third parties.

                  "Net Income" means, for any period, the net income for such period of the Combined Parties, as determined in accordance with GAAP.

                  "Net Worth" means, as of any date, the net worth of Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "NMS" means NationsBanc Montgomery Securities LLC or any successor thereto.

                  "NOI" means an amount equal to (a) Net Income for such period (excluding the effect of any extraordinary or other non recurring gains or losses or other non cash losses outside the ordinary course of business) plus (b) an amount which in the determination of Net Income for such period has been deducted for (i) proceeds to minority interests, (ii) income taxes, (iii) depreciation and amortization and (iv) Interest Expense, less (c) to the extent not previously deducted in calculating Net Income for such period, the greater of (i) actual management fee expenditures of the Combined Parties or (ii) 3% of the total real estate revenue of the Combined Parties.

                  "Non-Excluded Taxes" has the meaning set forth in Section
         3.13.

                  "Note" or "Notes" means the Revolving Loan Notes, individually or collectively, as appropriate.

                  "Notice of Borrowing" means a request by the Borrowers for a Revolving Loan, in the form of Exhibit 2.1(b).

                  "Notice of Continuation/Conversion" means a request by the Borrowers to continue an existing Eurodollar Loan to a new Interest Period or to convert a Eurodollar Loan to a Base Rate Loan or to convert a Base Rate Loan to a Eurodollar Loan, in the form of Exhibit 2.1(e).

                  "Obligations" means, without duplication, all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents, or any of the other Credit Documents to which a Credit Party is a party.

                  "Participation Interest" means the Extension of Credit by a Lender by way of a purchase of a participation in any Loans as provided in Section 3.8 or in any Letters of Credit or LOC Obligations as provided in Section 2.2.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

                  "Permitted Investments" means Investments which are (a) cash or Cash Equivalents, (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (c) Investments by one Credit Party in another Credit Party, (d) the acquisition of new Properties; provided that the Credit Parties may not invest in undeveloped land in excess of 5% of Total Assets, in the aggregate, except for such undeveloped land that is adjacent to or contiguous with other assets being acquired or assets already owned or such land is part of a construction project approved by the Required Lenders, has all necessary local permits and approvals and construction will commence within six months of acquisition, (e) earnest money and similar deposits in respect of Properties made in the ordinary course of business, (f) Investments, as of the Effective Date, in the Subsidiaries of the Credit Parties that own the Project Bell Properties; provided that no additional Investments in such Subsidiaries may occur after the Effective Date except as permitted by clauses (g) and (h) below, (g) in addition to the Investments in clause (f) above, Investments in Subsidiaries which are not Credit Parties and Investments in joint ventures (whether or not Subsidiaries) not to exceed, in the aggregate at any one time, 15% of Adjusted Total Assets, (h) Investments not otherwise described in or covered by the other subclauses of this definition (including, without limitation, Investments in Persons that are not Subsidiaries or joint ventures (whether or not Subsidiaries)), loans to officers, directors and employees and repurchases of its capital stock (including the repurchase of stock that is retired, cancelled or terminated) or other ownership interests (including options, warrants and stock appreciation rights) by a Borrower or any Subsidiary); provided that (i) such Investments do not exceed, in the aggregate at any one time, 10% of Adjusted Total Assets and (ii) such Investments, together with the Investments referred to in the previous subclause
         (g), do not exceed (in the aggregate at any one time) 20% of Adjusted Total Assets.

                  "Permitted Liens" means (a) Liens securing Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmens', mechanics', warehousemens', carriers', landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof); (d) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (e) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (f) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (g) judgment Liens that would not constitute an Event of Default, (h) Liens arising by virtue of any statutory or common law provision relating to bankers' liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (i) Liens on Properties as indicated on Schedule 8.5 if such Lien is incurred on or before March 31, 1999, (j) Liens in connection with Indebtedness permitted by Section 8.1(d); provided that if such Lien is created with respect to a Property that was previously unencumbered (other than such Liens permitted pursuant to clause (i) above), (A) the Borrowers shall give the Administrative Agent prior written notice of the creation of such Lien and (B) after giving effect to such Lien,
         (x) the Credit Parties shall be in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (y) no Default or Event of Default shall exist (and the Borrowers shall deliver a certificate to that effect) and (k) Liens existing on the date hereof and identified on Schedule 8.2; provided that no such Lien shall extend to any property other than the property subject thereto on the Closing Date.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which a Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

                  "Pledge Agreements" means any Pledge Agreement executed and delivered by a Credit Party in favor of the Administrative Agent, for the benefit of the Lenders, to secure its obligations under the Credit Documents, as amended, modified, extended, renewed or replaced from time to time; provided that it is understood that the Pledge Agreements will be effective only during a Collateral Period.

                  "Prime Rate" means the per annum rate of interest established from time to time by the Administrative Agent at its principal office in Charlotte, North Carolina (or such other principal office of the Administrative Agent as communicated in writing to the Borrowers and the Lenders) as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. of the Business Day on which each change in the Prime Rate is announced by the Administrative Agent. The Prime Rate is a reference rate used by the Administrative Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

                  "Pro Forma Basis" means with respect to (a) the sale of a Property or the sale of an equity interest in a Credit Party or (b) the creation of a Lien on a Property, that such sale or creation of Lien shall be deemed to have occurred as of the first day of the four fiscal quarter period ending as of the last day of the most recent fiscal quarter for which the Lenders have received the financial information required by Section 7.1(b).

                  "Project Bell Properties" means the Properties set forth on
         Schedule 1.1(b).

                  "Properties" means all real properties owned by the Credit Parties and their Subsidiaries whether directly or through a joint venture investment.

                  "Real Estate Collateral Effective Date" means the date the financial information required by Section 7.1(c), for the quarterly period ending March 31, 1999, is delivered by the Borrowers to the Administrative Agent, if the Leverage Ratio, as of March 31, 1999, is greater than .55 to 1.0, unless all of the Lenders agree in writing that a Real Estate Collateral Effective Date shall not occur; provided that the Real Estate Collateral Effective Date shall occur automatically on May 15, 1999 if the Borrowers do not deliver such financial information regarding the Leverage Ratio, as of March 31, 1999, on or before May 15, 1999.

                  "Regulation D, U, or X" means Regulation D, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "REIT" means a real estate investment trust as defined in Sections 856-860 of the Code.

                  "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

                  "Required Lenders" means the Administrative Agent together with the Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes at least 66 2/3% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the sum of the Revolving Loan Commitment Percentage of such Lender multiplied by the Revolving Committed Amount and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of the outstanding Loans of such Lender plus (ii) such Lender's Participation Interests in the face amount of the outstanding Letters of Credit.

                  "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

                  "Revolving Committed Amount" means FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000).

                  "Revolving Loan Commitment Percentage" means, for each Lender, the percentage identified as its Revolving Loan Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                  "Revolving Loan Maturity Date" means the Initial Revolving Loan Maturity Date or, if extended by the Borrowers pursuant to
         Section 3.5(b), September 30, 2002.

                  "Revolving Loans" means the Revolving Loans made to the Borrowers pursuant to Section 2.1.

                  "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrowers in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.1(g).

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Secured Debt" means all Funded Debt of the Combined Parties that is subject to a Lien in favor of the creditor holding such Funded Debt; provided that any Funded Debt owed to the Lenders hereunder shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

                  "Secured Debt Ratio" means the ratio of (a) Secured Debt to
         (b) Annualized Capitalized Modified Adjusted NOI plus, to the extent Secured Debt includes Funded Debt on construction-in-process, total construction costs with respect to such construction-in-process.

                  "Securities Act" means the Securities Act of 1933, as amended, modified, succeeded or replaced from time to time, and the rules and regulations promulgated thereunder.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

                  "Solvent" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stock Collateral" means the Collateral set forth in the Pledge Agreements.

                  "Stock Collateral Effective Date" means, if the Obligations are not secured at that time by the Mortgages, (a) any date subsequent to March 30, 1999 that the Leverage Ratio is greater than .55 to 1.0 or (b) any date that there is a breach of any of the covenants set forth in Section 7.2; provided that, in each case, a Stock Collateral Effective Date shall not have been deemed to occur unless (x) the Required Lenders agree that a Stock Collateral Effective Date shall occur and (y) the Agent provides written notification to the Borrowers in accordance with Section 11.1 that a Stock Collateral Effective Date has occurred.

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture, limited liability company, trust or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

                  "Termination Event" means (a) with respect to any Single Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (c) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to
         Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (e) any event or condition which might reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; or (f) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

                  "Total Assets" means all assets of the Credit Parties and their Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                  "Unencumbered Cash Flow Ratio" means the ratio of (a) Annualized Modified Adjusted NOI with respect to Unsecured Properties to (b) Market Funded Debt Payments on Unsecured Debt.

                  "Unsecured Debt" means the sum of all Funded Debt of the Combined Parties that was incurred, and continues to be outstanding, without granting a Lien to the creditor holding such Funded Debt; provided that all Funded Debt of the Combined Parties owing to the Lenders under this Credit Agreement shall be considered to be Unsecured Debt even if a Lien has been granted in favor of the Lenders.

                  "Unsecured Debt Ratio" means the ratio of (a) Annualized Capitalized Modified Adjusted NOI with respect to all Unsecured Properties to (b) Unsecured Debt.

                  "Unsecured Properties" means all Properties that are not subject to a Lien other than (a) nonconsensual Permitted Liens and
         (b) Liens in favor of the Lenders.

                  "Unsecured Senior Debt Rating" means a debt rating provided by S&P or Moody's with respect to the unsecured senior long term debt of BRT or BOP.

                  "Unused Commitment" means, for any period, the amount by which (a) the then applicable aggregate Revolving Committed Amount exceeds (b) the daily average sum for such period of the outstanding aggregate principal amount of all Revolving Loans plus the aggregate amount of LOC Obligations outstanding.

                  "Unused Fees" means the fees payable to the Lenders pursuant to Section 3.4(a).

                  "Year 2000 Problem" means any risk that any computer hardware, software or other equipment used by a Credit Party or any of its Subsidiaries (or by any of its suppliers or vendors that is material to its business) will not function as effectively and reliably on and after January 1, 2000 as it does prior to January 1, 2000, to the extent such risk would cause or be reasonably expected to cause a Material Adverse Effect.

         1.2      Computation of Time Periods and Other Definition Provisions.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." References in this Credit Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Credit Agreement unless otherwise specifically provided.

         1.3      Accounting Terms.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All financial statements delivered to the Lenders hereunder shall be accompanied by a statement from the Borrowers that GAAP has not changed since the most recent financial statements delivered by the Borrowers to the Lenders or if GAAP has changed describing such changes in detail and explaining how such changes affect the financial statements. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements described in Section 5.1(f)); provided, however, if (a) the Borrowers shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements (or after the Lenders have been informed of the change in GAAP affecting such financial statements, if later), then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrowers to the Lenders as to which no such objection shall have been made.

         1.4      Joint Venture Investments.

         With respect to any ownership of a Property by a Credit Party or one of its Subsidiaries through a joint venture (a) NOI, Adjusted NOI, Annualized Adjusted NOI, Annualized Capitalized Adjusted NOI, Annualized Modified Adjusted NOI and Annualized Capitalized Modified Adjusted NOI shall be calculated in accordance with such Credit Party's (or Subsidiary's) ownership interest in the net cash flow of such joint venture and (b) Indebtedness and Funded Debt shall be calculated as follows: (i) if the Indebtedness of such joint venture is recourse to such Credit Party (or Subsidiary), then the amount of such Indebtedness or Funded Debt that is recourse to such Credit Party (or Subsidiary), and (ii) if the Indebtedness of such joint venture is not recourse to such Credit Party (or Subsidiary), then such Credit Party's (or Subsidiary's) pro rata interest in such Indebtedness or Funded Debt.

                                   SECTION 2

                                CREDIT FACILITY
                                ---------------

         2.1      Revolving Loans.

                  (a) Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each Lender severally agrees to make revolving loans (each a "Revolving Loan" and collectively the "Revolving Loans") to the Borrowers, in Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Revolving Loan Maturity Date or such earlier date if the Revolving Committed Amount has been terminated as provided herein; provided, however, that (i) the sum of the aggregate principal amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount, (ii) with respect to each individual Lender, the Lender's pro rata share of outstanding Revolving Loans plus such Lender's pro rata share of outstanding LOC obligations shall not exceed such Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount, and (iii) the aggregate principal amount of Revolving Loans advanced for construction and development of Properties shall not exceed at any one time (A) for such Properties that are less than 50% preleased, $50,000,000 and (B) for all such Properties, $100,000,000. Subject to the terms of this Credit Agreement (including Section 3.3), the Borrowers may borrow, repay and reborrow Revolving Loans. The Administrative Agent shall keep a record of the purpose for which each of the Loans was advanced (and of repayments applied thereto), which record shall be conclusive absent prima facie error.

                  (b) Method of Borrowing for Revolving Loans. By no later than 11:00 a.m. (i) one Business Day prior to the date of the requested borrowing of Revolving Loans that will be Base Rate Loans or (ii) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be Eurodollar Loans, the Borrowers shall submit an irrevocable written Notice of Borrowing in the form of Exhibit 2.1(b) to the Administrative Agent setting forth
         (A) the amount requested, (B) whether such Revolving Loans shall be Base Rate Loans or Eurodollar Loans, (C) with respect to Revolving Loans that will be Eurodollar Loans, the Interest Period applicable thereto; provided, however, that prior to December 31, 1998, or such earlier date as agreed to by the Administrative Agent, the Borrowers may not, without the consent of the Administrative Agent, request any Interest Period for Eurodollar Loans other than a one-month Interest Period, (D) the purpose of the proceeds of the Revolving Loans and
         (E) certification that the Borrowers have complied in all respects with Section 5.2.

                  (c) Funding of Revolving Loans. Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly inform the Lenders as to the terms thereof. Each Lender shall make its Revolving Loan Commitment Percentage of the requested Revolving Loans available to the Administrative Agent by 1:00 p.m. on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds at the offices of the Administrative Agent at its principal office in Charlotte, North Carolina or at such other address as the Administrative Agent may designate in writing. The amount of the requested Revolving Loans will then be made available to the Borrowers by the Administrative Agent by crediting the account of the Borrowers on the books of such office of the Administrative Agent, to the extent the amount of such Revolving Loans are made available to the Administrative Agent.

                  No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Revolving Loans hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Revolving Loan that such Lender does not intend to make available to the Administrative Agent its portion of the Revolving Loans to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such Revolving Loans, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrowers at the applicable rate for such Revolving Loan pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

                  (d) Reduction or Termination of Revolving Committed Amount. Upon at least three Business Days' notice, the Borrowers shall have the right to permanently terminate or reduce the aggregate unused amount of the Revolving Committed Amount at any time or from time to time; provided that (i) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Revolving Committed Amount to an amount less than the aggregate amount of outstanding Revolving Loans plus the aggregate amount of outstanding LOC Obligations. Any reduction in (or termination of) the Revolving Committed Amount shall be permanent and may not be reinstated. The Administrative Agent shall immediately notify the Lenders of any reduction in the Revolving Committed Amount.

                  (e) Continuations and Conversions. The Borrowers shall have the option, on any Business Day, to continue existing Eurodollar Loans for a subsequent Interest Period, to convert Base Rate Loans into Eurodollar Loans, or to convert Eurodollar Loans into Base Rate Loans; provided, however, that (i) each such continuation or conversion must be requested by the Borrowers pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit 2.1(e), in compliance with the terms set forth below, (ii) except as provided in
         Section 3.11, Eurodollar Loans may only be continued or converted on the last day of the

         Interest Period applicable thereto, (iii) Eurodollar Loans may not be continued nor may Base Rate Loans be converted into Eurodollar Loans during the existence and continuation of a Default or Event of Default and (iv) any request to continue a Eurodollar Loan that fails to comply with the terms hereof or any failure to request a continuation of a Eurodollar Loan at the end of an Interest Period shall result in a conversion of such Eurodollar Loan to a Base Rate Loan on the last day of the applicable Interest Period. Each continuation or conversion must be requested by the Borrowers no later than 11:00 a.m. (A) one Business Day prior to the date for a requested conversion of a Eurodollar Loan to a Base Rate Loan or (B) three Business Days prior to the date for a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Administrative Agent which shall set forth (x) whether the Borrowers wish to continue or convert such Loans and (y) if the request is to continue a Eurodollar Loan or convert a Loan to a Eurodollar Loan, the Interest Period applicable thereto; provided that prior to December 31, 1998, the Borrowers may not, without the consent of the Administrative Agent, request any Interest Period for Eurodollar Loans other than a one-month Interest Period.

                  (f) Minimum Amounts/Restrictions on Loans. Each request for a borrowing, conversion or continuation shall be subject to the requirements that (i) each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess thereof, (ii) each Base Rate Loan shall be in a minimum amount of $500,000 (and integral multiples of $100,000 in excess thereof) or the remaining amount available under the Revolving Committed Amount,
         (iii) no more than six Loans shall be made during any one month and
         (iv) no more than eight Eurodollar Loans shall be outstanding at any one time. For the purposes of this Section, all Eurodollar Loans with the same Interest Periods beginning on the same date shall be considered as one Eurodollar Loan, but Eurodollar Loans with different Interest Periods, even if they begin on the same date, shall be considered as separate Eurodollar Loans.

                  (g) Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrowers to each Lender in the face amount of its Revolving Loan Commitment Percentage of the Revolving Committed Amount in substantially the form of
         Exhibit 2.1(g).

         2.2      Letter of Credit Subfacility.

                  (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by any Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party or its Subsidiaries under this Credit Agreement), the Issuing Lender shall from time to time upon request issue (from the Effective Date to the Revolving Loan Maturity Date and in a form reasonably acceptable to the Issuing Lender), in Dollars, and the LOC Participants shall participate in, Letters of Credit for the account of the Credit Parties or any of their Subsidiaries; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed SIXTY FIVE MILLION

         DOLLARS ($65,000,000), (ii) the sum of the aggregate amount of LOC Obligations outstanding plus Revolving Loans outstanding shall not exceed the Revolving Committed Amount and (iii) with respect to each individual LOC Participant, the LOC Participant's pro rata share of outstanding Revolving Loans plus its pro rata share of outstanding LOC Obligations shall not exceed such LOC Participant's Revolving Loan Commitment Percentage of the Revolving Committed Amount. The Issuing Lender may require the issuance and expiry date of each Letter of Credit to be a Business Day. Each Letter of Credit shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of a Credit Party or any of its Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by a Credit Party or any of its Subsidiaries in the ordinary course of business. Except as otherwise expressly agreed upon by all the LOC Participants, no Letter of Credit shall have an original expiry date more than one year from the date of issuance or shall have an expiry date beyond the Revolving Loan Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. Each Letter of Credit shall be deemed to remain outstanding until it has expired or the original documents evidencing such Letter of Credit have been returned to the Issuing Lender.

                  (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least three Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and the expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent, promptly upon request, copies of the Letters of Credit and the other LOC Documents.

                  (c)      Participations.

                           (i) Each LOC Participant acknowledges and confirms
                  that it has a Participation Interest in the liability of the Issuing Lender under each Existing Letter of Credit in an amount equal to its Revolving Loan Commitment Percentage of such Existing Letters of Credit. The Credit Parties' reimbursement obligations in respect of each Existing Letter of Credit, and each LOC Participant's obligations in connection therewith, shall be governed by the terms of this Credit Agreement.

                           (ii) Each LOC Participant, upon issuance of a
                  Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and each LOC Document related thereto and the rights and obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Revolving Loan Commitment Percentage of the obligations under such Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Loan Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each LOC Participant's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such LOC Participant shall pay to the Issuing Lender its Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) or (e) hereof. The obligation of each LOC Participant to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrowers. Unless the Borrowers shall promptly notify the Issuing Lender of its intent to otherwise reimburse the Issuing Lender, the Borrowers shall be deemed to have requested a Revolving Loan at a per annum rate equal to the rate for Base Rate Loans in the amount of the drawing, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrowers shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit either with the proceeds of such Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the Borrowers shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the rate for Base Rate Loans plus two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the Borrowers may claim or have against an Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation, any defense based on any failure of the applicable account party or the Borrowers to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the LOC Participants of the amount of any unreimbursed drawing and each LOC Participant shall promptly pay to the Issuing Lender, in Dollars and in immediately available funds, the amount of such LOC Participant's Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such LOC Participant does not pay such amount to the Issuing Lender in full upon such request, such LOC Participant shall, on demand, pay to the Issuing Lender interest on the unpaid amount during the period from the date the LOC Participant received the notice regarding the unreimbursed drawing until such LOC Participant pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each LOC Participant's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a LOC Participant to the Issuing Lender, such LOC Participant shall, automatically and without any further action on the part of the Issuing Lender or such LOC Participant, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a ratable interest in the Issuing Lender's claim against the Borrowers with respect thereto.

                  (e) Repayment with Revolving Loans. On any day on which the Borrowers shall have requested, or been deemed to have requested, a Revolving Loan borrowing to reimburse a drawing under a Letter of Credit (as set forth in clause (d) above), the Administrative Agent shall give notice to the applicable Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised solely of Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made from all applicable Lenders (without giving effect to any termination of the Commitments pursuant to Section 9.2) pro rata based on each Lender's respective Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount or any termination of the Commitments. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to a Credit Party), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) its Participation Interest in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

                  (f) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extensions to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder; provided that the fees to be paid pursuant to Section 3.4(b)(i) shall only be due if the expiration date of such Letter of Credit is extended.

                  (g) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

                  (h) Responsibility of Issuing Lender. It is expressly understood and agreed as between the Lenders that the obligations of the Issuing Lender hereunder to the LOC Participants are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this
         Section 2.2 shall be deemed to prejudice the right of any LOC Participant to recover from the Issuing Lender any amounts made available by such LOC Participant to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

                  (i) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document, this Credit Agreement shall govern.

                  (j)      Indemnification of Issuing Lender.

                           (i) In addition to its other obligations under this
                  Credit Agreement, the Credit Parties hereby agree to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions, herein called "Government Acts").

                           (ii) As between the Credit Parties and the Issuing
                  Lender, the Credit Parties shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Credit Party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required to be delivered to the Issuing Lender in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (G) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                           (iii) In furtherance and extension and not in
                  limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Credit Parties. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Credit Parties, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                           (iv) Nothing in this subsection (j) is intended to
                  limit the reimbursement obligation of the Credit Parties contained in this Section 2.2. The obligations of the Credit Parties under this subsection (j) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                           (v) Notwithstanding anything to the contrary
                  contained in this subsection (j), the Credit Parties shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising solely out of the gross negligence or willful misconduct of the Issuing Lender. Nothing in this Agreement shall relieve the Issuing Lender of any liability to the Credit Parties in respect of any action taken by the Issuing Lender which action constitutes gross negligence or willful misconduct of the Issuing Lender or a violation of the UCP or Uniform Commercial Code (as applicable).

         2.3      Joint and Several Liability of the Borrowers.

                  (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such obligation.

                  (d) The obligations of each Borrower under the provisions of this Section 2.3 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets.

                  (e) Except as otherwise expressly provided herein, to the extent permitted by law, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement), or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Administrative Agent or the Lenders under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or the Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Administrative Agent or the Lenders in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or any failure to act on the part of the Administrative Agent or the Lenders, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this
         Section 2.3, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.3, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Borrower under this Section 2.3 shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Borrower under this Section 2.3 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Borrower or a Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any of the Lenders.

                  (f) The provisions of this Section 2.3 are made for the benefit of the Lenders and their successors and assigns, and may be enforced by them from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lenders first to marshall any of its claims or to exercise any of its rights against the other Borrower or to exhaust any remedies available to it against the other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.3 shall remain in effect until all the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 2.3 will forthwith be reinstated and in effect as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         2.4      Appointment of BOP.

         BRT hereby appoints BOP to act as its agent for all purposes under this Credit Agreement (including, without limitation, with respect to all matters related to the borrowing and repayment of Loans) and agrees that (i) BOP may execute such documents on behalf of BRT as BOP deems appropriate in its sole discretion and BRT shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or the Lender to BOP shall be deemed delivered to BRT and (iii) the Administrative Agent or the Lender may accept, and be permitted to rely on, any document, instrument or agreement executed by BOP on behalf of BRT.

         2.5      Non-Recourse.

         Notwithstanding anything herein to the contrary, no recourse shall be had against Brandywine Realty Services Partnership or any past, present or future shareholder, officer, director or trustee of BRT for any obligation of the Credit Parties under the Credit Documents, or for any claim based thereon or otherwise in respect thereof; provided, however, that this Section 2.5 shall not restrict or limit any claim against any such Person arising out of or occurring with respect to fraud or any intentional misrepresentation or any act or omission that is willful or wanton or constitutes gross negligence or willful misconduct.

                                   SECTION 3

         GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT
         ------------------------------------------------------------

         3.1      Interest.

                  (a) Interest Rate. All Base Rate Loans shall accrue interest at the Adjusted Base Rate. All Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate.

                  (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents (including without limitation fees and expenses) shall bear interest, payable on demand, at a per annum rate equal to four percent (4%) plus the rate which would otherwise be applicable (or if no rate is applicable, then the rate for Base Rate Loans plus four percent (4%) per annum); provided that unless the Loans have been accelerated, interest, including the default rate of interest, shall only be due and payable on the Interest Payment Dates.

                  (c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the succeeding Business Day, except that in the case of Eurodollar Loans where the succeeding Business Day falls in the succeeding calendar month, then on the preceding Business Day.

         3.2      Place and Manner of Payments.

         All payments of principal, interest, fees, expenses and other amounts to be made by a Borrower under this Agreement shall be received not later than 2:00 p.m. on the date when due, in Dollars and in immediately available funds, by the Administrative Agent at its offices in Charlotte, North Carolina or the Issuing Lender at its applicable address. Payments received after such time shall be deemed to have been received on the next Business Day. The Borrowers shall, at the time it makes any payment under this Agreement, specify to the Administrative Agent or Issuing Lender, as applicable, the Loans, Letters of Credit, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall, subject to Section 3.7, distribute such payment to the Lenders in such manner as the Administrative Agent may deem appropriate). The Administrative Agent will distribute any such payment to the Lenders on the day received if such payment is received prior to 2:00 p.m.; otherwise the Administrative Agent will distribute such payment to the Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         3.3      Prepayments.

                  (a) Voluntary Prepayments. The Borrowers shall have the right to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Administrative Agent and any prepayment of Eurodollar Loans will be subject to Section 3.14 and (ii) each such partial prepayment of Loans shall be in the minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

                  (b) Mandatory Prepayments.

                                 (i) Revolving Committed Amount. If at any
                  time (other than if consented to in writing by the Lenders) the aggregate amount of Revolving Loans outstanding plus LOC Obligations outstanding exceeds the Revolving Committed Amount, the Borrowers shall promptly forward to the Administrative Agent an amount such that the amount of Revolving Loans outstanding plus LOC Obligations outstanding does not exceed the Revolving Committed Amount (to be applied as set forth in Section 3.3(c) below).

                                (ii) Equity Offerings. Upon receipt by a
                  Borrower or any of its Subsidiaries of the proceeds from an Equity Issuance, the Borrowers shall immediately forward 100% of the Net Cash Proceeds (if any) to the Administrative Agent as a prepayment of the Loans (to be applied as set forth in Section 3.3(c) below).

                  (c) Application of Prepayments. All amounts required to be paid pursuant to this Section 3.3 shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments hereunder shall be subject to Section 3.14; provided that prepayments required to be made pursuant to
         Section 3.3(b)(ii) that repay a Eurodollar Loan within 30 days of the last day of its Interest Period shall not be subject to Section 3.14.

         3.4      Fees.

                  (a) Unused Fees. In consideration of the Revolving Committed Amount being made available by the Lenders hereunder, the Borrowers agree to pay to the Administrative Agent, for the pro rata benefit of each Lender (based on each Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount and based on the number of days that each Lender was a Lender during the prior fiscal quarter), a fee equal to (i) if the average Unused Commitment during the prior fiscal quarter (or during such applicable portion of the prior fiscal quarter if a Lender was not a Lender during the entire fiscal quarter) is less than 50% of the Revolving Committed Amount, .15% per annum on the Unused Commitment and (ii) if the average Unused Commitment during the prior fiscal quarter (or during such applicable portion of the prior fiscal quarter if a Lender was not a Lender during the entire fiscal quarter) is equal to or greater than 50% of the Revolving Committed Amount, .20% per annum on the Unused Commitment (the "Unused Fees"). The accrued Unused Fees shall commence to accrue on the Effective Date and shall be due and payable in arrears on the first day of each fiscal quarter of the Borrowers (as well as on the Revolving Loan Maturity Date and on any date that the Revolving Committed Amount is reduced) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Effective Date.

                  (b)      Letter of Credit Fees.

                           (i) Letter of Credit Fees. In consideration of the
                  issuance of Letters of Credit hereunder, the Borrowers agree to pay to the Issuing Lender, for the pro rata benefit of the applicable Lenders (based on each Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount), a per annum fee (the "Letter of Credit Fees") equal to 1.125% on the average daily maximum amount available to be drawn under each such Letter of Credit from the date of issuance to the date of expiration. The Letter of Credit Fees will be payable in full on the date of issuance of the Letter of Credit.

                           (ii) Issuing Lender Fees. In addition to the Letter
                  of Credit Fees payable pursuant to subsection (i) above, the Borrowers shall pay to the Issuing Lender for its own account, without sharing by the other Lenders, (A) a fee equal to .125% per annum on the total sum of the undrawn amounts of all Letters of Credit issued by the Issuing Lender, such fee to be paid in full on the date of issuance of the Letter of Credit and (B) the customary charges from time to time to the Issuing Lender for its services in connection with the issuance, amendment, payment, transfer, administration, cancellation and conversion of, and drawings under, Letters of Credit (collectively, the "Issuing Lender Fees").

                  (c) Administrative Fees. The Borrowers agree to pay to the Administrative Agent, for its own account, an annual fee as agreed to between the Borrowers and the Administrative Agent in the Fee Letter.

                  (d) Additional Fees. If on March 31, 1999, the Leverage Ratio is greater than .55 to 1.0, the Borrowers shall pay to the Administrative Agent, for the pro rata benefit of the Lenders, a fee equal to .25% of the then Revolving Committed Amount.

         3.5      Payment in full at Maturity; Extension of Maturity.

                  (a) On the Revolving Loan Maturity Date, the entire outstanding principal balance of all Revolving Loans and all LOC Obligations, together with accrued but unpaid interest and all other sums owing with respect thereto, shall be due and payable in full, unless accelerated sooner pursuant to Section 9.2.

                  (b) If on the Initial Revolving Loan Maturity Date (i) no Default or Event of Default exists and is continuing and (ii) the Borrowers pay to the Administrative Agent, for the pro rata benefit of the Lenders, an extension fee equal to .20% of the then Revolving Committed Amount, the Borrowers may elect to extend the Revolving Loan Maturity Date to September 30, 2002. The Borrowers shall give written notice to the Administrative Agent of its desire to effect such election at least 30 days, but no more than 90 days, prior to the Initial Revolving Loan Maturity Date.

         3.6      Computations of Interest and Fees.

                  (a) Except for Base Rate Loans which shall be calculated on the basis of a 365 or 366 day year as the case may be, all computations of interest and fees hereunder shall be made on the basis of the actual number of days elapsed over a year of 360 days. Interest shall accrue from and include the date of borrowing (or continuation or conversion) but exclude the date of payment.

                  (b) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Credit Parties or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         3.7      Pro Rata Treatment.

         Except to the extent otherwise provided herein:

                  (a) Loans. Each Revolving Loan borrowing, each payment or prepayment of principal of any Loan, each payment of fees (other than the Administrative Fees, the Issuing Lender Fees and, as set forth in
         Section 3.4(a), the Unused Fees), each reduction of the Revolving Committed Amount, and each conversion or continuation of any Loan, shall (except as otherwise provided in Section 3.11) be allocated pro rata among the Lenders in accordance with the respective Revolving Loan Commitment Percentages of such Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans and Participation Interests of such Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this Section 3.7 shall instead be payable to the Administrative Agent until the share of such Loan not funded by such Lender has been repaid; provided further, that in the event any amount paid to any Lender pursuant to this Section 3.7 is rescinded or must otherwise be returned by the Administrative Agent, each Lender shall, upon the request of the Administrative Agent, repay to the Administrative Agent the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent until the date the Administrative Agent receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, at the Base Rate plus two percent (2%) per annum.

                  (b) Letters of Credit. Each payment of unreimbursed drawings in respect of LOC Obligations shall be allocated to each LOC Participant pro rata in accordance with its Revolving Loan Commitment Percentage; provided that, if any LOC Participant shall have failed to pay its applicable pro rata share of any drawing under any Letter of Credit, then any amount to which such LOC Participant would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender until the share of such unreimbursed drawing not funded by such Lender has been repaid; provided further, that in the event any amount paid to any LOC Participant pursuant to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each LOC Participant shall, upon the request of the Issuing Lender, repay to the Administrative Agent for the account of the Issuing Lender the amount so paid to such LOC Participant, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus two percent (2%) per annum.

         3.8      Sharing of Payments.

         The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly pay in cash or purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Credit Parties agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.8 to share in the benefits of any recovery on such secured claim.

         3.9      Capital Adequacy.

         If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers and the Administrative Agent, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.10     Inability To Determine Interest Rate.

         If prior to the first day of any Interest Period, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate for such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrowers when such conditions no longer exist. If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and
(b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

         3.11     Illegality.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement,
(a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agent (which notice shall be promptly withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.14; provided that no such payments shall be required if the conversion of a Eurodollar Loan occurs within 30 days of the last day of the Interest Period of such Eurodollar Loan.

         3.12     Requirements of Law.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 3.13 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.13(b)) and changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof);

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                  (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through the Administrative Agent, in accordance herewith, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to
Section 3.14. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 3.12, it shall provide prompt notice thereof to the Borrowers, through the Administrative Agent, certifying (x) that one of the events described in this Section 3.12 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 3.12 submitted by such Lender, through the Administrative Agent, to the Borrowers shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

         3.13     Taxes.

                  (a) Except as provided below in this Section 3.13, all payments made by the Borrowers under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or
         (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest on any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 3.13 whenever any Non-Excluded Taxes are payable by the Borrowers, and (B) as promptly as possible after requested the Borrowers shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Administrative Agent and any Lender for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                            (i) (A) on or before the date of any payment by
                  the Borrowers under this Credit Agreement or Notes to such Lender, deliver to the Borrowers and the

                  Administrative Agent (x) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (y) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                                    (B) deliver to the Borrowers and the
                  Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                                    (C) obtain such extensions of time for
                  filing and complete such forms or certifications as may reasonably be requested by the Borrowers or the Administrative Agent; or

                                (ii) in the case of any such Lender that is
                  not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (A) represent to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) agree to furnish to the Borrowers, on or before the date of any payment by the Borrowers, with a copy to the Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrowers and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Administrative Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes.

         Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Administrative Agent then such Lender shall be exempt from such requirements. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

         3.14     Compensation.

         Except as expressly set forth in Section 3.3(c), the Borrowers promise to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrowers have given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrowers in making any prepayment of a Eurodollar Loan after the Borrowers have given a notice thereof in accordance with the provisions of this Credit Agreement and (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be calculated by the Administrative Agent and may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein minus (ii) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The agreements in this Section shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder. Notwithstanding the foregoing, any prepayment of a Eurodollar Loan made hereunder (as a result of a mandatory requirement of this Credit Agreement) within thirty (30) days of the end of the Interest Period with respect to such Eurodollar Loan, shall not be subject to this Section 3.14.

         3.15     Mitigation; Mandatory Assignment.

         Each Lender shall use reasonable efforts to avoid or mitigate any increased cost or suspension of the availability of an interest rate under Sections 3.9 through 3.14 inclusive to the greatest extent practicable (including transferring the Loans to another lending office or affiliate of a Lender) unless, in the opinion of such Lender, such efforts would be likely to have an adverse effect upon it. In the event a Lender makes a request to the Borrowers for additional payments in accordance with Sections 3.9, 3.10, 3.11, 3.12, 3.13 or 3.14 or a Lender becomes a Defaulting Lender, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent under Section 11.3(b) and any expense pursuant to Section 3.14), and in their sole discretion, require such Lender to transfer and assign in whole (but not in part), without recourse (in accordance with and subject to the terms and conditions of Section 11.3(b)), all of its interests, rights and obligations under this Credit Agreement to an assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (a) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority and (b) the

Borrowers or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Loans hereunder held by such assigning Lender and all other amounts owed to such assigning Lender hereunder, including amounts owed pursuant to Sections 3.9 through 3.14.


                                   SECTION 4

                                   GUARANTY
                                   --------

         4.1      Guaranty of Payment.

         Subject to Section 4.7 below, each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Lender, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise). This Guaranty is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all Obligations whenever arising.

         4.2      Obligations Unconditional.

         The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor agrees that this Guaranty may be enforced by the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any other of the Credit Documents or any collateral, if any, hereafter securing the Obligations or otherwise and each Guarantor hereby waives the right to require the Lenders to proceed against the Borrowers or any other Person (including a co-guarantor) or to require the Lenders to pursue any other remedy or enforce any other right. Each Guarantor further agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor of the Obligations for amounts paid under this Guaranty until such time as the Lenders have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents. Each Guarantor further agrees that nothing contained herein shall prevent the Lenders from suing on the Notes or any of the other Credit Documents or foreclosing its security interest in or Lien on any collateral, if any, securing the Obligations or from exercising any other rights available to it under this Credit Agreement, the Notes, any other of the Credit Documents, or any other instrument of security, if any, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of any Guarantor's obligations hereunder; it being the purpose and intent of each Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither any Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers or by reason of the bankruptcy or insolvency of the Borrowers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance of by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee. The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee. All dealings between the Borrowers and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantors further agree to all rights of set-off as set forth in Section 11.2.

         4.3      Modifications.

         Each Guarantor agrees that (a) all or any part of the security now or hereafter held for the Credit Party Obligations, if any, may be exchanged, compromised or surrendered from time to time; (b) the Lenders shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Obligations or the properties subject thereto; (c) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Borrowers and any other party liable for payment under the Credit Documents may be granted indulgences generally; (e) any of the provisions of the Notes or any of the other Credit Documents may be modified, amended or waived; (f) any party (including any co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (g) any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by such Guarantor, which shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         4.4      Waiver of Rights.

         Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by the Lenders and of all extensions of credit to the Borrowers by the Lenders; (b) presentment and demand for payment or performance of any of the Obligations; (c) protest and notice of dishonor or of default (except as specifically required in the Credit Agreement) with respect to the Obligations or with respect to any security therefor; (d) notice of the Lenders obtaining, amending, substituting for, releasing, waiving or modifying any security interest, lien or encumbrance, if any, hereafter securing the Obligations, or the Lenders' subordinating, compromising, discharging or releasing such security interests, liens or encumbrances, if any; and (e) all other notices to which such Guarantor might otherwise be entitled.

         4.5      Reinstatement.

         The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.6      Remedies.

         The Guarantors agree that, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in
Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors. The Guarantors agree that during any Collateral Period their obligations hereunder may be secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

         4.7      Limitation of Guaranty.

         Notwithstanding any provision to the contrary contained herein or in any of the other Credit Documents, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         4.8      Rights of Contribution.

         The Credit Parties agree among themselves that, in connection with payments made hereunder, each Credit Party shall have contribution rights against the other Credit Parties as permitted under applicable law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of the Credit Parties under the Credit Documents and no Credit Party shall exercise such rights of contribution until all Credit Party Obligations have been paid in full and the Commitments terminated.

                                   SECTION 5

                             CONDITIONS PRECEDENT
                             --------------------

         5.1      Closing Conditions.

         The obligation of the Lenders to enter into this Credit Agreement and make the initial Extensions of Credit is subject to satisfaction of the following conditions:

                  (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement; (ii) the Notes; (iii) the Pledge Agreements; and (iv) all other Credit Documents required to be delivered on or before the Effective Date, each in form and substance reasonably acceptable to the Administrative Agent in its sole discretion.

                  (b) Partnership Documents. With respect to each Credit Party that is a partnership, receipt by the Administrative Agent of the following:

                           (i) Authorization. Authorization of the general
                  partner(s) of such Credit Party, as of the Closing Date, approving and adopting the Credit Documents to be executed by such Credit Party and authorizing the execution and delivery thereof.

                           (ii) Partnership Agreements. Certified copies of
                  the partnership agreement of such Credit Party, together with all amendments thereto.

                           (iii) Certificates of Good Standing or Existence.
                  Certificate of good standing or existence for such Credit Party issued as of a recent date by its state of organization and each other state where the failure to qualify or be in good standing could have a Material Adverse Effect.

                           (iv) Incumbency. An incumbency certificate of the
                  general partner(s) of such Credit Party, certified by a secretary or assistant secretary of such general partner to be true and correct as of the Closing Date.

                  (c) Corporate Documents. With respect to each Credit Party that is a corporation, receipt by the Administrative Agent of the following:

                           (i) Charter Documents. Copies of the articles or
                  certificates of incorporation or other charter documents of each such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                           (ii) Bylaws. A copy of the bylaws of each such
                  Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Effective Date.

                           (iii) Resolutions. Copies of resolutions approving
                  and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the Effective Date.

                           (iv) Good Standing. Copies of (A) certificates of
                  good standing, existence or their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (v) Incumbency. An incumbency certificate of such
                  Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Effective Date.

                  (d) Limited Liability Company Documents. With respect to each Credit Party that is a limited liability company, receipt by the Administrative Agent of the following:

                           (i) Certificate of Formation. A copy of the
                  certificate of formation of such Credit Party certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the sole member of such Credit Party to be true and correct as of the Closing Date.

                           (ii) LLC Agreement. A copy of the LLC Agreement of
                  such Credit Party certified by the sole member of such Credit Party to be true and correct as of the Closing Date.

                           (iii) Resolutions. Copies of resolutions approving
                  and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof.

                           (iv) Good Standing. Copies of certificates of good
                  standing, existence of their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (e) Trust Documents. With respect to each Credit Party that is a REIT, receipt by the Administrative Agent of the following:

                           (i) Declaration of Trust. A copy of the Declaration
                  of Trust of such Credit Party certified to be true and complete by the appropriate Governmental Authority of the state or jurisdiction of its formation and certified by the trustee of such Credit Party to be true and correct as of the Closing Date.

                           (ii) Bylaws. A copy of the Bylaws of such Credit
                  Party certified by the trustee of such Credit Party to be true and complete as of the Closing Date.

                           (iii) Resolutions. Copies of the resolutions of the
                  Board of Trustees of such Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof.

                           (iv) Good Standing. Copies of certificates of good
                  standing, existence of their equivalent with respect to such Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of formation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                  (f) Financial Statements. Receipt and approval by the Lenders of: (i) the consolidated financial statements of the Credit Parties and their Subsidiaries for each of the three years ending December 31, 1995, 1996 and 1997, to the extent available, including balance sheets and income and cash flow statements, audited by nationally recognized independent public accountants and containing an unqualified opinion of such firm that such statements present fairly, in all material respects, the consolidated financial position and results of operations of such Person, and are prepared in conformity with GAAP, and (ii) interim consolidated financial statements of the Credit Parties and their Subsidiaries for the six months ending June 30, 1998, including balance sheets and income and cash flow statements, accompanied by a certificate of the chief financial officer of BRT to the effect that such annual Financial Statements fairly present in all material respects the financial condition of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (g) Financial Projections and Other Information. Receipt and approval by the Lenders of (i) financial projections for the Combined Parties, (ii) summary financial projections for each Property, for the calendar year ending 1998, in a form acceptable to the Lenders, and such other financial information as the Lenders may require and
         (iii) pro forma financial statements of the Credit Parties and their Subsidiaries, including a balance sheet, an income statement and a cash flow statement, giving effect to the acquisition of the Project Bell Properties, together with a certificate showing compliance with the financial covenants in Section 7.2 after giving effect to such acquisition.

                  (h) Opinion of Counsel. Receipt by the Administrative Agent of opinions (which shall cover, among other things, authority, legality, validity, binding effect and enforceability), satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the Closing Date, from legal counsel to the Credit Parties.

                  (i) Material Adverse Effect. There shall not have occurred a change since June 30, 1998 that has had or could reasonably be expected to have a Material Adverse Effect.

                  (j) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Credit Party or any of their Subsidiaries that would have or would reasonably be expected to have a Material Adverse Effect.

                  (k) Officer's Certificates. The Administrative Agent shall have received a certificate on behalf of the Credit Parties as of the Closing Date stating that (i) the Credit Parties and each of their Subsidiaries are in compliance with all existing material financial obligations, (ii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to effect a Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect, (iii) the financial statements and information delivered pursuant to Section 5.1(f) and (g) were prepared in good faith and using reasonable assumptions and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and
         (D) the Credit Parties and their Subsidiaries are in compliance as of June 30, 1998 (on a pro forma basis giving effect to the acquisition of the Project Bell Properties) with each of the financial covenants set forth in Section 7.2.

                  (l) Fees and Expenses. Payment by the Borrowers of all fees and expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth herein and in the Fee Letter.

                  (m) Consents and Approvals. All governmental, shareholder, partner and third-party consents and approvals necessary or, in the opinion of the Administrative Agent, desirable in connection with the Loans and the transactions contemplated under the Credit Documents shall have been duly obtained and shall be in full force and effect, and a copy of each such consent or approval shall have been delivered to the Administrative Agent.

                  (n) Due Diligence. Completion by the Lenders of all due diligence with respect to the Combined Parties, including, but not limited to, a review of all existing Indebtedness of the Combined Parties and all Properties, including, but not limited to, the Project Bell Properties.

                  (o) Existing Credit Agreements. Receipt by the
         Administrative Agent of satisfactory evidence of the repayment of all loans and obligations under the Existing Credit Agreement and the Existing Bridge Facility and the termination of the commitments thereunder.

         (p) Acquisition. Receipt by the Administrative Agent of evidence that the Borrowers have acquired (or are simultaneously acquiring), on terms acceptable to the Administrative Agent, the Project Bell Properties for a price not to exceed $620 million.
                  (q) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably and timely requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Credit Parties and their Subsidiaries.

         5.2      Conditions to All Extensions of Credit.

         In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make Loans nor shall an Issuing Lender be required to issue or extend a Letter of Credit unless:

                  (a) Delivery of Notice. The Borrowers shall have delivered
         (i) in the case of a Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.1 and (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of
         Section 2.2.

                  (b) Representations and Warranties. The representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly relate to an earlier date.

                  (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

                  (d) Availability. Immediately after giving effect to the making of the requested Revolving Loan (and the application of the proceeds thereof), or the issuance of a Letter of Credit, as the case may be, (i) the sum of the Revolving Loans outstanding plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount less, for any Property under construction and development that is less than 50% preleased, the construction and development costs remaining to be incurred for such Property unless and until outside construction financing for the project is obtained (plus the amount of the requested Revolving Loan if such Revolving Loan is being used for such construction and development costs), and (ii) the aggregate principal amount of Revolving Loans advanced for construction and development of Properties shall not exceed (A) for such Properties that are less than 50% preleased, $50,000,000 and (B) for all such Properties, $100,000,000.

                  (e) Development and Construction. If the proceeds of the requested Revolving Loan are to be used for development and construction of a Property, the Borrowers have notified the Administrative Agent with respect thereto.

                  (f) Restrictions on Loans. After giving effect to the making of the requested Revolving Loan, the Borrowers shall be in compliance with the terms of Section 2.1(f).

The delivery of each Notice of Borrowing shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in subsections (b), (c), (d), (e) and (f) above.

                                   SECTION 6

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         The Credit Parties hereby represent to the Administrative Agent and each Lender that:

         6.1      Financial Condition.

         The financial statements delivered to the Lenders pursuant to Section 5.1(d) and Section 7.1(a) and (b): (a) have been prepared in accordance with GAAP and (b) present fairly the consolidated financial condition, results of operations and cash flows of the Credit Parties and their Subsidiaries as of such date and for such periods. Since June 30, 1998, there has been no sale, transfer or other disposition by any Credit Party or any of their Subsidiaries of any material part of the business or property of the Credit Parties and their Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Credit Parties and their Subsidiaries, taken as a whole, in each case, which, is not (i) reflected in the most recent financial statements delivered to the Lenders pursuant to Section 5.1(f) and Section 7.1 or in the notes thereto or (ii) otherwise permitted by the terms of this Credit Agreement and communicated to the Administrative Agent.

         6.2      No Material Change.

         Since the later of June 30, 1998 or the date of the last Revolving Loan made under this Credit Agreement, there has been no development or event relating to or affecting a Combined Party which has had or would be reasonably expected to have a Material Adverse Effect.

         6.3      Organization and Good Standing.

         Each Credit Party (a) is either a partnership, a corporation, a limited liability company or a REIT duly organized, validly existing and in good standing under the laws of the State (or other jurisdiction) of its organization or formation, (b) is duly qualified and in good standing as a foreign partnership, a foreign corporation, a foreign limited liability company or a foreign REIT and authorized to do business in every other jurisdiction unless the failure to be so qualified, in good standing or authorized would not have or would not be expected to have a Material Adverse Effect and (c) has the power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted.

         6.4      Due Authorization.

         Each Credit Party (a) has the power and authority to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party and to incur the obligations herein and therein provided for and
(b) is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Credit Agreement and the other Credit Documents to which it is a party.

         6.5      No Conflicts.

         Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor the performance of or compliance with the terms and provisions thereof by a Credit Party will (a) violate or conflict with any provision of its organizational documents, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien upon or with respect to its properties.

         6.6      Consents.

         Except for consents, approvals and authorizations which have been obtained, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Credit Agreement or any of the other Credit Documents by such Credit Party.

         6.7      Enforceable Obligations.

         This Credit Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally or by general equitable principles.

         6.8      No Default.

         No Combined Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default would have or would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

         6.9      Ownership.

         Each Combined Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

         6.10     Indebtedness.

         The Combined Parties have no Indebtedness except as otherwise permitted by this Credit Agreement.

         6.11     Litigation.

         There are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against, a Combined Party which would have or would be reasonably expected to have a Material Adverse Effect.

         6.12     Taxes.

         Each Credit Party, and each of its Subsidiaries, has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and has paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware of any proposed tax assessments against it or any of its Subsidiaries.

         6.13     Compliance with Law.

         Each Combined Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply would not have or would not be reasonably expected to have a Material Adverse Effect. No Requirement of Law would be reasonably expected to cause a Material Adverse Effect.

         6.14     Compliance with ERISA.

         Except as would not result in or be reasonably expected to result in a Material Adverse Effect:

                  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best of each Credit Party's, each Subsidiary of a Credit Party's and each ERISA Affiliate's knowledge, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in
         Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no Lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board

         Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

                  (c) No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has incurred, or, to the best of each such party's knowledge, is reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate would become subject to any withdrawal liability under ERISA if any such party were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No Credit Party, Subsidiary of a Credit Party or ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of each such party's knowledge, reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (e) No Credit Party, Subsidiary of a Credit Party nor any of their ERISA Affiliates has material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

         6.15     Organization Structure/Subsidiaries.

         As of the Closing Date, (a) Schedule 6.15 is a complete and accurate organization chart of the Combined Parties, and (b) no Credit Party has any Subsidiaries or owns an interest, directly or indirectly, in any joint venture, except as set forth on Schedule 6.15. During any Collateral Period in which the Lenders receive Stock Collateral, Schedule 6.15 shall be amended to include the amount and percentages of equity interests outstanding with respect to each Subsidiary of a Credit Party and such other information regarding the ownership interests as reasonably requested by the Administrative Agent. The outstanding equity interest of all Subsidiaries of the Credit Parties are validly issued, fully paid and non-assessable and are owned by the Credit Parties free and clear of all Liens. Schedule 6.15 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c).

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

         6.16     Use of Proceeds; Margin Stock.

         The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 7.10. None of the proceeds of the Loans will be used in a manner that would violate Regulation U, Regulation X, or Regulation
T. No proceeds of the Loans hereunder will be used for the acquisition of another Person unless the board of directors (or other comparable governing body) or stockholders (or other equity owners), as appropriate, of such Person has approved such acquisition.

         6.17     Government Regulation.

         No Credit Party, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. In addition, no Credit Party, nor any of its Subsidiaries, is
(a) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or controlled by such a company, or (b) a "holding company," or a "Subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "Subsidiary" or a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. No director, executive officer or principal shareholder of a Credit Party or any of its Subsidiaries is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director," "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

         6.18     Environmental Matters.

                  (a) Except as would not have or be reasonably expected to have a Material Adverse Effect:

                                 (i) Each of the Properties and all operations
                  at the Properties are in material compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by a Credit Party or any of its Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that would be reasonably expected to give rise to liability under any applicable Environmental Laws.

                                (ii) No Credit Party, nor any of its
                  Subsidiaries, has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding Hazardous Materials or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Credit Party or any of its Subsidiaries have knowledge that any such notice is being threatened.

                               (iii) Hazardous Materials have not been
                  transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by, or on behalf or with the permission of, any Credit Party or any of its Subsidiaries in a manner that would reasonably be expected to give rise to liability under any applicable Environmental Law.

                                (iv) No judicial proceeding or governmental or
                  administrative action is pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened, under any Environmental Law to which any Credit Party or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party or any of its Subsidiaries, the Properties or the Businesses, in any amount reportable under the federal Comprehensive Environmental Response, Compensation and Liability Act or any analogous state law, except releases in compliance with any Environmental Laws.

                                 (v) There has been no release or threat of
                  release of Hazardous Materials at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of a Credit Party or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses except in compliance with Environmental Laws.

                                (vi) None of the Properties contains, or to
                  the best of our knowledge has previously contained, any Hazardous Materials at, on or under the Properties in amounts or concentrations that, if released, constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

                               (vii) No Credit Party, nor any of its
                  Subsidiaries, has assumed any liability of any Person (other than another Borrower) under any Environmental Law.

                  (b) Each Credit Party, and each of its Subsidiaries, has adopted procedures that are designed to (i) ensure that each such party, any of its operations and each of the properties owned or leased by such party remains in compliance with applicable Environmental Laws and (ii) minimize any liabilities or potential liabilities that each such party, any of its operations and each of the properties owned or leased by each such party may have under applicable Environmental Laws.

         6.19     Solvency.

         Each Credit Party, is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

         6.20     Investments.

         All Investments of the Credit Parties and their Subsidiaries are Permitted Investments.

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

         6.21     Location of Properties.

         As of the Closing Date, set forth on Schedule 6.21 is (a) a list of all Properties (with street address, county and state where located) and the owner of such Property (b) a list of all Unsecured Properties. Schedule 6.21 shall be updated as of the end of each fiscal quarter as set forth in Section 7.1(c).

         6.22     Disclosure.

         Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Credit Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in light of the circumstances in which made; provided, however, that the Credit Parties make no representation or warranty regarding the information delivered pursuant to
Section 7.1(i).

         6.23     Licenses, etc.

         The Combined Parties have obtained, and hold in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of their respective businesses as presently conducted, except where the failure to obtain the same would not have or would not reasonably be expected to have a Material Adverse Effect.

         6.24     No Burdensome Restrictions.

         No Combined Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, would have or would be reasonably expected to have a Material Adverse Effect.

         6.25     Year 2000 Compliance.

         Each Credit Party reasonably believes that the Year 2000 Problem has been appropriately addressed by it and the Year 2000 Problem will not exist with respect to it or any other Combined Party on and after January 1, 2000, to the extent such Year 2000 Problem would cause or be reasonably expected to cause a Material Adverse Effect.


         6.26     Excluded Material Subsidiaries.

         With respect to the Excluded Material Subsidiaries:

                  (a) Brandywine Holdings I, Inc. holds a nominal interest in BOP to ensure that BOP will at all times have at least two partners, and has no other activity and owns no other assets.

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

                  (b) Brandywine Holdings II and Brandywine Holdings III have no assets or activity and are in the process of being dissolved.

                  (c) Brandywine Realty Services Corporation ("BRSCO") provides services to BOP and is Subsidiaries, as well as third parties, but does not own any Properties. Although BOP owns ninety five percent of the financial interest in BRSCO through ownership of preferred and common interests, substantially all of the common equity in BRSCO is held by a partnership in which neither BOP nor BRT has any ownership.

                  (d) Each of the remaining Excluded Materials Subsidiaries is an entity which is subject to provisions in its charter documents that require it to be a "bankruptcy remote" or "single purpose" entity and therefore prohibit it from, among other things, guaranteeing or becoming jointly and severally liable for the Indebtedness of others.

                                   SECTION 7

                             AFFIRMATIVE COVENANTS
                             ---------------------

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans and LOC Obligations, together with interest and fees and other obligations then due and payable hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

         7.1      Information Covenants.

         The Borrowers will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Credit Parties, a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified in any manner.

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Credit Parties, a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for (A) the corresponding period of the preceding fiscal year and (B) management's proposed budget for such period, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of BOP to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of BRT, substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.2 by calculation thereof as of the end of each such fiscal period, (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Borrowers propose to take with respect thereto, (iii) providing information regarding (A) Investments in a manner to demonstrate compliance with Section 8.6, (B) construction and development projects in a manner to demonstrate compliance with
         Section 8.12 and (C) dividends and redemption of shares in a manner to demonstrate compliance with Section 8.7 and (iv) updating Schedule
         6.15 and Schedule 6.21 as appropriate.

                  (d) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

                  (e) Annual Information and Projections. Within 30 days after the end of each fiscal year of the Credit Parties, all such financial information regarding the Credit Parties and their Subsidiaries and specifically regarding the Properties, as the Administrative Agent shall reasonably request, including, but not limited to, partnership and joint venture agreements, property cash flow projections, property budgets, actual and budgeted capital expenditures, operating statements (current year and immediately preceding year, if the Property existed as a Property in the immediately preceding year), mortgage information, rent rolls, lease expiration reports, leasing status reports, note payable summary, bullet note summary, equity funding requirements, contingent liability summary, line of credit summary, line of credit collateral summary, wrap note or note receivable summary, schedule of outstanding letters of credit, summary of cash and cash equivalents, projection of management and leasing fees and overhead budgets.

                  (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any "management letter" submitted by independent accountants to any Credit Party or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Credit Party or any of its Subsidiaries.
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

                  (g) Reports. Promptly upon transmission or receipt thereof,
         (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Credit Party or any of its Subsidiaries shall send to its shareholders or partners generally, (ii) copies of all income tax returns filed by a Credit Party and (iii) upon the written request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters; provided, however, that if any such transmissions are done electronically, the Borrowers shall instead promptly notify the Administrative Agent of same and provide information on how to retrieve such information.

                  (h) Notices. Upon a Credit Party obtaining knowledge thereof, such Credit Party will give written notice to the Administrative Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against any Credit Party or any of its Subsidiaries which if adversely determined would have or would be reasonably expected to have a Material Adverse Effect, (B) the institution of any proceedings against any Credit Party or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which would have or would be reasonably expected to have a Material Adverse Effect, (C) the occurrence of any default or nonpayment of nonrecourse Indebtedness of a Credit Party in an aggregate principal amount in excess of $10,000,000 or (D) any information that a Credit Party may have a Year 2000 Problem on or after January 1, 2000.

                  (i) ERISA. Upon a Credit Party or any ERISA Affiliate obtaining knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against a Credit Party or any ERISA Affiliate, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which a Credit Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect; together, with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of a Credit Party briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by a Credit Party or any

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

         ERISA Affiliate with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (j)      Environmental.

                                 (i) Subsequent to a notice from any
                  Governmental Authority that would reasonably cause concern or during the existence of an Event of Default, and upon the written request of the Administrative Agent, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, an updated report of an environmental assessment of reasonable scope, form and depth, including, where appropriate, invasive soil or groundwater sampling, by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Hazardous Materials on any Property and as to the compliance by the Credit Parties and with Environmental Laws. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the Credit Parties hereby grant to the Administrative Agent and its representatives access to the Properties and a license of a scope reasonably necessary to undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and, during any Collateral Period, added to the obligations secured by the Collateral Documents.

                                (ii) Each of the Credit Parties and their
                  Subsidiaries will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Hazardous Materials on, from, or affecting any Property to the extent necessary to be in compliance with all Environmental Laws and all other applicable federal, state, and local laws, regulations, rules and policies and with the orders and directives of all Governmental Authorities exercising jurisdiction over such Property to the extent any failure would have or would be reasonably expected to have a Material Adverse Effect.

                  (k) Year 2000 Information. Upon the written request of the Administrative Agent, such information, assurances and documentation (including, but not limited to, the results of internal and external audit reports prepared in connection therewith) reasonably acceptable to the Administrative Agent that the Credit Parties and their Subsidiaries will take all reasonable appropriate actions to prevent a Year 2000 Problem on or after January 1, 2000.

                  (l) Other Information. With reasonable promptness upon any such request, such other information regarding the Properties or regarding the business, assets or financial condition of the Credit Parties and their Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         7.2      Financial Covenants.

                  (a) Debt Service Coverage Ratio. The Debt Service Coverage Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to 1.50 to 1.0.

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the end of each fiscal quarter of Credit Parties for the twelve month period ending on such date, shall be greater than or equal to
         2.25 to 1.0.

                  (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the end of each fiscal quarter of the Credit Parties for the twelve month period ending on such date, shall be greater than or equal to 1.75 to 1.0.

                  (d) Net Worth. At all times, the Net Worth of the Credit Parties and their Subsidiaries on a consolidated basis shall be greater than or equal to the sum of (i) $700,000,000 plus (ii) 85% of the Net Cash Proceeds from all Equity Issuances (other than Equity Issuances referred to in the following subclause (iii)) plus (iii) 85% of the actual increase in Net Worth (if any) resulting from an Equity Issuance made in connection with an Incentive Stock Plan.

                  (e) Leverage Ratio. Prior to the earlier of (i) the Leverage Ratio, at the end of any fiscal quarter of the Credit Parties subsequent to September 30, 1998, being less than or equal to .55 to
         1.0. or (ii) one year following the Closing Date, (the earlier of such dates referred to herein as the "Leverage Ratio Change Date") the Leverage Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be less than or equal to .625 to 1.0. Subsequent to the Leverage Ratio Change Date, the Leverage Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be less than or equal to .55 to 1.0.

                  (f) Unsecured Debt Ratio. The Unsecured Debt Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to the following ratios for the following periods:

                            (i) From the Closing Date to March 31, 1999, 1.6 to
                                1.0;
                           (ii) From April 1, 1999 to June 30, 1999, 1.8
                                to 1.0; and
                          (iii) From July 1, 1999 and thereafter
                                2.0 to 1.0.

                  (g) Secured Debt Ratio. The Secured Debt Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be less than or equal to the following ratios for the following periods:

                           (i) From the Closing Date to March 31, 1999, .40 to
                               1.0;
                          (ii) From April 1, 1999 to June 30, 1999, .35
                               to 1.0; and

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

                         (iii) From July 1, 1999 and thereafter
                               .30 to 1.0.

                  (h) Unencumbered Cash Flow Ratio. The Unencumbered Cash Flow Ratio, as of the end of each fiscal quarter of the Credit Parties, shall be greater than or equal to the following ratios for the following periods:

                           (i)      From the Closing Date to September 30, 1999,
                                    1.5 to 1.0;
                           (ii)     From October 1, 1999 to September 30, 2000,
                                    1.6 to 1.0; and
                           (iii) From October 1, 2000 and thereafter, 1.65 to 1.0.

                  (i) Credit Party Assets. At all times, at least 50% of Total Assets must be owned by the Credit Parties.

         7.3      Preservation of Existence.

         Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority except as permitted by Section 8.4; provided that a Credit Party may dissolve if it has no assets at the time of dissolution. Without limiting the generality of the foregoing, BRT will do all things necessary to maintain its status as a REIT.

         7.4      Books and Records.

         Each of the Credit Parties will, and will cause its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.5      Compliance with Law.

         Each of the Credit Parties will, and will cause its Subsidiaries to, comply in all material respects with all material laws, rules, regulations and orders, and all applicable material restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, Environmental Laws and ERISA).

         7.6      Payment of Taxes and Other Indebtedness.

         Each of the Credit Parties will, and will cause its Subsidiaries to, pay, settle or discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that a Credit Party or any of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) would give rise to an immediate right to foreclose on a Lien securing such amounts or
(ii) would have a Material Adverse Effect.

         7.7      Insurance.

         Each of the Credit Parties will, and will cause its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         7.8      Maintenance of Assets.

         Each of the Credit Parties will, and will cause its Subsidiaries to, maintain and preserve its Properties and all other assets in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in the Properties and other assets, from time to time, all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.9      Performance of Obligations.

         Each of the Credit Parties will, and will cause its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         7.10     Use of Proceeds.

         The Credit Parties will use the proceeds of the Loans solely (a) to refinance the Indebtedness under the Existing Credit Agreement, (b) to repay the Existing Bridge Facility, (c) to acquire Properties, (d) to renovate existing Properties, (e) to develop and construct Properties subject to the limitations set forth in this Credit Agreement and (f) for general working capital in the ordinary course (including the payment of dividends if such payment is otherwise in compliance with the terms of this Credit Agreement); provided that it is understood that proceeds of Loans may not be used to acquire undeveloped land, if after giving effect to such acquisition, the Credit Parties' aggregate ownership of undeveloped land exceeds 5% of Total Assets, unless such land is adjacent or contiguous with other assets being acquired or already owned or such land is part of a construction project approved by the Required Lenders and has all necessary local permits and approvals and construction will commence within six months of acquisition. The Credit Parties will use the Letters of Credit solely for the purposes set forth in Section 2.2(a).

         7.11     Audits/Inspections.

         Upon reasonable notice and during normal business hours, each Credit Party will, and will cause its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys and appraisers to visit and inspect such Credit Party's or other Combined Party's property, including, without limitation, the Properties and the Collateral, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders, and to discuss all such matters with the officers, employees and representatives of the Credit Parties, their Subsidiaries and any other Combined Party.

         7.12     Additional Credit Parties.

         At any time a Person that is not a Credit Party becomes a Material Subsidiary of a Credit Party (other than, subject to Section 7.2(i), Excluded Material Subsidiaries or any entity which is subject to provisions in its charter documents that prohibit it from guaranteeing or becoming jointly and severally liable for the Indebtedness of others), the Borrowers shall notify the Administrative Agent and promptly thereafter (but in any event within 30 days after such Person becomes a Material Subsidiary of a Credit Party): (a) execute a Joinder Agreement in substantially the form of Exhibit 7.12, (b) execute an appropriate pledge agreement in substantially the form of the Pledge Agreements (or a joinder to an existing Pledge Agreement) and otherwise in a form reasonably acceptable to the Administrative Agent, which pledge agreement will be effective only during an appropriate Collateral Period and which will obligate the Borrowers to, within 10 days after the occurrence of a Stock Collateral Effective Date (or within 30 days of the notice referred to above if such Collateral Period shall have begun and shall then be continuing), cause all of the capital stock (or other equity interest) of such Person to be delivered to the Administrative Agent (together with undated stock powers, if applicable, signed in blank) and pledged to the Administrative Agent, (c) unless a Collateral Termination Date has occurred with respect to the Mortgages, execute such Mortgages as are necessary with respect to any Property owned by such Person and if the Real Estate Collateral Effective Date has occurred (and an appropriate Collateral Termination Date has not occurred), such surveys, flood certificates and other documents, agreements and instruments as requested by the Administrative Agent; provided that such Mortgage and related documents shall not be required with respect to any Property that is subject to a Permitted Lien as set forth in clause (j) of the definition of Permitted Liens, and (d) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, information regarding the real property owned by such Person, including title and environmental reports, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), and, if a Collateral Period shall exist, appropriate UCC-1 financing statements all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.13     Interest Rate Protection Agreements.

         If for any consecutive period of 30 days or more Eurodollar Loans constitute less than 75% of the aggregate principal amount of all outstanding Revolving Loans, then the Borrowers shall enter into interest rate protection agreements in form and substance acceptable to the Administrative Agent.

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         7.14     Collateral Effective Date.

                  (a) Real Estate Collateral Effective Date. Upon the occurrence of the Real Estate Collateral Effective Date, the Mortgages shall be released from escrow and filed in the appropriate jurisdictions and there shall be added to Section 6 a new representation and warranty in the form set forth on Schedule 7.14. Within 90 days following the Real Estate Collateral Effective Date, the Borrowers shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

                         (i) such UCC-1 fixture filings as are necessary with respect to each Property.

                         (ii) an opinion of counsel in the state in which each Property is located with respect to the enforceability of the Mortgages, standard remedies with respect thereto and sufficiency of the form of UCC-1 financing statements to be recorded or filed in such state and such other matters as the Administrative Agent may request, in form and substance reasonably satisfactory to the Administrative Agent.

                         (iii) ALTA or other appropriate form mortgagee title insurance policies (the "Mortgage Policies") issued by a title insurance company acceptable to the Administrative Agent (the "Title Insurance Company"), in an amount reasonably satisfactory to the Administrative Agent with respect to each parcel of Property, assuring the Administrative Agent that the applicable Mortgages create valid and enforceable mortgage liens on the respective Properties, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Administrative Agent and containing such endorsements as shall be reasonably satisfactory to the Administrative Agent and for any other matters that the Administrative Agent may request, and providing affirmative insurance and such reinsurance as the Administrative Agent may request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent.

                         (iv) Surveys. Maps or plats of an as-built survey of the sites of the Properties certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted

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                                 by the American Land Title Association and
                                 the American Congress on Surveying and
                                 Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof;
                                 (C) all access and other easements
                                 appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map.

                         (v) Flood Certificates. Certification from a registered engineer or land surveyor or other evidence reasonably acceptable to the Administrative Agent that none of the improvements on the Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the Properties are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount reasonably satisfactory to the Administrative Agent for the applicable portion of the premises, naming the Administrative Agent, for the benefit of the Lenders, as mortgagee.

                         (vi)    Environmental Reports. Environmental
                                 assessment reports and related documents with respect to all Properties reasonably acceptable to the Administrative Agent.

                         (vii) Valuations. A real estate valuation for each of the Properties reasonably acceptable to the Administrative Agent.

                  (b) Stock Collateral Effective Date. Upon the occurrence of a Stock Collateral Effective Date and during the ensuing Collateral Period, the Pledge Agreements shall be in full force and effect and the Administrative Agent, on behalf of the Lenders, shall have a Lien on the Collateral described in the Pledge Agreements and there shall be added to Section 6 a new representation and warranty in the form set forth on Schedule 7.14(b). Within ten Business Days following the Stock Collateral Effective Date, the Borrowers shall deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

                         (i) all stock certificates evidencing the stock pledged to the Administrative Agent pursuant to the Pledge Agreements, together with duly executed in blank undated stock powers attached thereto.

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                         (ii)    duly executed UCC financing statements for
                                 each appropriate jurisdiction as is
                                 necessary, in the Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Stock Collateral.

                         (iii) an opinion of counsel addressed to the Administrative Agent, on behalf of the Lenders, covering such issues as reasonably requested by the Administrative Agent, including the attachment and perfection of the Liens in favor of the Lenders.

         7.15     Construction.

         With respect to any construction and development engaged in by the Combined Parties, the Credit Parties shall or shall cause another Person to:
(a) comply with all applicable regulations and codes and (b) complete all such construction and development in accordance with approved plans and specifications.

         7.16     Acquisitions.

         If at the time a Credit Party or one of its Subsidiaries anticipates making an Investment or an acquisition in excess of $20 million there are any Revolving Loans outstanding or LOC Obligations outstanding, then ten Business Days prior to such Credit Party (or Subsidiary) making such Investment or acquisition, the Borrowers shall provide the Administrative Agent written notice of such Investment or acquisition, together with a certification as to compliance with the terms of the Credit Agreement, including, without limitation, Section 7.2, after giving effect to such Investment or acquisition. If there are no Revolving Loans or LOC Obligations are outstanding, the Borrowers shall give the Administrative Agent written notice of such Investment or acquisition by a Credit Party within five Business Days after the occurrence of such Investment or acquisition.

         7.17     Mortgage Documents.

         On or before December 31, 1998, the Credit Parties shall provide to the Administrative Agent fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each a "Mortgage" and collectively the "Mortgages") encumbering the fee interest of the Credit Parties in the Unsecured Properties in substantially the form of Exhibit 7.17, with such changes as are necessary to comply with various state laws. The Mortgages shall be placed in escrow and shall not be effective until the Real Estate Collateral Effective Date. If the Real Estate Collateral Effective Date does not occur on or before May 15, 1999 in accordance with the terms hereof, the Mortgages shall be released to the Borrowers.


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                                   SECTION 8

                              NEGATIVE COVENANTS
                              ------------------

         Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect and until the Loans and LOC Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated:

         8.1      Indebtedness.

         No Credit Party will, nor will it permit any Combined Party to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                  (b) Indebtedness owing from one Credit Party to another Credit Party;

                  (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business; and

                  (d) Other Indebtedness as long as, prior to and after giving effect thereto, the Credit Parties are otherwise in compliance with the terms of this Credit Agreement.

         8.2      Liens.

         No Credit Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to
(a) any Unsecured Properties, unless after giving affect to the creation of such Lien (i) the Credit Parties are in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (ii) no Default or Event of Default or (b) any of its other Properties or any other assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

         8.3      Nature of Business.

         No Credit Party will, nor will it permit any of its Subsidiaries to, alter the character of its business from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date.

         8.4      Consolidation and Merger.

         No Credit Party will enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that notwithstanding the foregoing provisions of this Section 8.4, (a) any Credit Party may be merged or consolidated with or into another Credit Party; provided that (i) if the transaction is between a Borrower and another Credit Party such Borrower is the continuing or surviving entity; (ii) the Administrative Agent is

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given prior written notice of such action, and the Credit Parties execute and deliver such documents, instruments and certificates as the Administrative Agent may reasonably request; (iii) after giving effect thereto no Default or Event of Default exists; and (iv) during any Collateral Period, the Lenders continue to have a first priority perfected Lien on the appropriate Collateral and (b) upon prior written notification to the Administrative Agent, as long as no Default or Event of Default exists, a Credit Party that has no assets and no revenues may be dissolved.

         8.5      Sale or Lease of Assets.

         (a) No Property may be conveyed, sold, leased, transferred or otherwise disposed of except (i) the Properties as indicated on Schedule 8.5 as long as such conveyance, sale, lease, transfer or other disposal occurs on or before March 31, 1999 or (ii) such other Properties if, after giving effect thereto, (A) the Credit Parties are in compliance on a Pro Forma Basis with the financial covenants set forth in Section 7.2 and (B) no Default or Event of Default exists.

         (b) No equity interest in any Credit Party may be conveyed, sold, transferred or otherwise disposed of except (i) the transfers of equity interests as indicated on Schedule 8.5 as long as such conveyance, sale, transfer or disposal occurs on or before March 31, 1999 or (ii) such other equity interests if, after giving effect thereto (i) the Credit Parties are in compliance on a Pro Forma Basis with the financial covenants set forth in
Section 7.2 and (ii) no Default or Event of Default exists; provided that any sale of an equity interest in a Borrower is subject to Section 9.1(i). Upon the sale of an equity interest in a Guarantor in conformance with the terms hereof, if after the sale of such equity interest such Guarantor is no longer a Material Subsidiary the Lenders agree to release such Guarantor from its obligations hereunder.

         8.6      Advances, Investments and Loans.

         Neither the Credit Parties nor any of their Subsidiaries will (a) make any Investments except for Permitted Investments or (b) so long as Brandywine Realty Services Partnership ("BRSP") is named in Section 2.5, make any Investments in BRSP (whether or not such Investment would otherwise be a Permitted Investment) or otherwise cause or permit BRSP to be a Subsidiary of any Credit Party.

         8.7      Restricted Payments.

                  (a) No Credit Party will, directly or indirectly, declare or pay any dividends or make any other distribution upon any of its shares of beneficial interests or any shares of its capital stock of any class or with respect to any of its partnership interests that exceeds, in the aggregate, 90% of Funds From Operations earned subsequent to the Effective Date; provided that (i) any Subsidiary of a Credit Party may pay dividends or make distributions to its parent and (ii) BRT may pay such dividends as is necessary to maintain its status as a REIT.

                  (b) Except as permitted by Section 8.6 and except for the conversion of partnership units of BOP into cash or into shares of beneficial interest of BRT, no Credit Party will, nor will it permit any of its Subsidiaries to, at any time, for cash, purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares or with respect to any of its partnership interests.

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

         8.8      Transactions with Affiliates.

         No Credit Party will, nor will it permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

         8.9      Fiscal Year; Organizational Documents.

         No Credit Party will (a) change its fiscal year or (b) change its articles or certificate of incorporation, its bylaws, its declaration of trust, its limited liability company agreement, its articles or certificate of partnership or partnership agreement or any other organization or formation documents in any manner that would have an adverse effect of the rights of the Lenders under the Credit Documents; provided that (i) BRT may take such action, with prior written notice to the Administrative Agent, as is necessary to maintain its status as a REIT and (ii) the Credit Parties will provide prompt written notice of any change to be made in compliance with the terms of this Section 8.9.

         8.10     Limitations.

         No Credit Party will, nor will it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to pay any Indebtedness owed to the Credit Parties.

         8.11     Other Negative Pledges.

         The Credit Parties will not enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except as provided under the Credit Documents.

         8.12     Construction and Development.

         The Credit Parties shall not engage in construction and development projects in which the total project costs of all such concurrent construction and development projects exceed, in the aggregate at any one time, 15% of Total Assets (it being understood and agreed for purposes of this Section 8.12 that a project shall be considered under construction and/or development until a certificate of occupancy therefore (or other similar certificate) shall have been issued by the applicable Governmental Authority).

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                                   SECTION 9

                               EVENTS OF DEFAULT
                               -----------------

         9.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) Payment. The Credit Parties shall default in the payment
         (i) when due of any principal amount of any Loans or any reimbursement obligation arising from drawings under Letters of Credit or (ii) within three days of when due of any interest on the Loans or any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith.

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.

                  (c)      Covenants.  Any Credit Party shall:

                                 (i) default in the due performance or
                  observance of any term, covenant or agreement contained in Sections 7.2, 7.3, 7.10, 7.11, 7.12, 7.14, 7.17 or 8.1
                  through 8.12 inclusive; provided that if the Credit Parties fail to comply with Section 7.2(e) solely as a result of a change in the Capitalization Rate by the Lenders, a Default or an Event of Default shall not exist unless the Credit Parties also fail to comply with Section 7.2(e) as of the last day of any subsequent fiscal quarter of the Credit Parties; or

                                (ii) default in the due performance or
                  observance by it of any term, covenant or agreement contained in Section 7.1 and such default shall continue unremedied for a period of five Business Days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent; or

                               (iii) default in the due performance or
                  observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) or
                  (ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent.

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after the earlier of a Credit Party becoming aware of such default or notice thereof given by the Administrative Agent, or (ii) any Credit Document (or any provision of any Credit Document, including Section 4 of the Credit Agreement) shall fail to be in full force and effect or any Credit Party shall so assert or any Credit Document shall fail to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby.

                  (e) Bankruptcy, etc. The occurrence of any of the following with respect to any Credit Party or any of its Subsidiaries (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Credit Party or any of its Subsidiaries or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or
         (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Credit Party or any of its Subsidiaries and such petition remains unstayed and in effect for a period of 60 consecutive days; or (iii) any Credit Party or any of its Subsidiaries shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (iv) any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

                  (f) Defaults under Other Agreements. With respect to any recourse Indebtedness (other than Indebtedness outstanding under this Credit Agreement) of any Credit Party or any of its Subsidiaries in an aggregate principal amount in excess of $10,000,000, (i) a Credit Party or one of its Subsidiaries shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such recourse Indebtedness, or (B) default (after giving effect to any applicable grace period) in the observance or performance of any term, covenant or agreement relating to such recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such recourse Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required) any such recourse Indebtedness to become due prior to its stated maturity; or (ii) any such recourse Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment prior to the stated maturity thereof; or (iii) any such Indebtedness shall mature and remain unpaid. With respect to any nonrecourse Indebtedness of any Credit Party or any of its Subsidiaries in an aggregate principal amount in excess of $20,000,000, a default in payment (whether by acceleration or otherwise) shall occur and such payment default is not cured or waived within sixty days after the occurrence thereof.

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                  (g) Judgments. One or more judgments, orders, or decrees
         shall be entered against any one or more of the Credit Party involving a liability of $10,000,000 or more, in the aggregate (to the extent not paid or covered by insurance provided by a carrier who has acknowledged coverage), and such judgments, orders or decrees (i) are the subject of any enforcement proceeding commenced by any creditor or (ii) shall continue unsatisfied, undischarged and unstayed for a period ending on the first to occur of (A) the last day on which such judgment, order or decree becomes final and unappealable or (B) 20 days.

                  (h) ERISA Events. The occurrence of any of the following events or conditions, unless such event or occurrence would not have or be reasonably expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of a Credit Party or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) a Credit Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject a Credit Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which a Credit Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (i) Ownership. There shall occur a Change of Control.

                  (j) Management. Gerard Sweeney is no longer active in the management of the Credit Parties and their Subsidiaries; provided that upon the death or disability of Gerard Sweeney, the Credit Parties and their Subsidiaries shall have six months to provide the Administrative Agent with substitute personnel as replacement; such substitute personnel to be acceptable to the Administrative Agent in its sole reasonable discretion.

                  (k) REIT Status. BRT does not maintain its REIT status or is no longer deemed to be a REIT.

                  (l) Bridge Facility. An Event of Default (as defined in the Bridge Facility) occurs.

         9.2      Acceleration; Remedies.

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or the Lenders as may be required hereunder), the Administrative Agent shall, upon the request and direction of Lenders

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

whose aggregate Credit Exposure constitutes at least 66 2/3% of the Credit Exposure of all Lenders, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrowers, except as otherwise specifically provided for herein:

                  (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by a Credit Party to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                  (c) Cash Collateral. Direct the Credit Parties to pay (and the Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(e), they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

                  (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies existing under the Collateral Documents or against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid fees, all reimbursement obligations under Letters of Credit and all other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders, which notice or other action is expressly waived by the Credit Parties.

Notwithstanding the fact that enforcement powers reside primarily with the Administrative Agent, each Lender has, to the extent permitted by law, a separate right of payment and shall be considered a separate "creditor" holding a separate "claim" within the meaning of Section 101(5) of the Bankruptcy Code or any other insolvency statute.

         9.3      Allocation of Payments After Event of Default.

         Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, or any Lender on account of amounts outstanding under any of the Credit Documents, or in respect of the Collateral, shall be paid over or delivered as follows:

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

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral pursuant to the terms of the Collateral Documents;

                  SECOND, to payment of any fees owed to the Administrative
         Agent;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

                  FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder;

                  FIFTH, to the payment of the outstanding principal amount of the Loans, and unreimbursed drawings under Letters of Credit, to the payment or cash collateralization of the outstanding LOC Obligations pro rata, as set forth below;

                  SIXTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

                  SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above and (c) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued by undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 9.3.


                                  SECTION 10

                               AGENCY PROVISIONS
                               -----------------

         10.1     Appointment.

         Each Lender hereby designates and appoints NationsBank, N.A. as Administrative Agent of such Lender to act as specified herein and the other Credit Documents, and each such Lender

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

hereby authorizes the Administrative Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Administrative Agent. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Parties.

         10.2     Delegation of Duties.

         The Administrative Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3     Exculpatory Provisions.

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Administrative Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Credit Parties to perform their obligations hereunder or thereunder. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Credit Parties in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Credit Parties to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records

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

of the Credit Parties. The Administrative Agent is not a trustee for the Lenders and owes no fiduciary duty to the Lenders.

         10.4     Reliance on Communications.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). The Administrative Agent may deem and treat each Lender as the owner of its interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 11.3(b). The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5     Notice of Default.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

         10.6     Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that neither the Administrative Agent, NMS nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent, NMS or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or NMS to any Lender. Each Lender represents to the Administrative Agent and NMS that it has, independently and without reliance upon the Administrative Agent or NMS or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties and made its own decision to make its Loans hereunder and enter into this

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

Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, NMS or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent and NMS shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent, NMS or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

         10.7     Indemnification.

         The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interest of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Obligations and all other amounts payable hereunder and under the other Credit Documents.

         10.8     Administrative Agent in Its Individual Capacity.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Credit Parties as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made and Letters of Credit issued and all obligations owing to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

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

         10.9     Successor Agent.

         The Administrative Agent may, at any time, resign upon 20 days written notice to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Administrative Agent shall select a successor Administrative Agent provided such successor is a Lender hereunder or an Eligible Assignee. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations as the Administrative Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section
10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Credit Agreement.


                                  SECTION 11

                                 MISCELLANEOUS
                                 -------------

         11.1     Notices.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 11.1, or at such other address as such party may specify by written notice to the other parties hereto.

         11.2     Right of Set-Off.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default and the commencement of remedies described in Section 9.2, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Credit Party to the Lenders hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether the Administrative Agent or the Lenders shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such

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

Lender subsequent thereto. The Credit Parties hereby agree that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to
Section 11.3(c) or 3.8 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3     Benefit of Agreement.

                  (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign and transfer any of its interests (except as permitted by Sections 8.4 or 8.5) without the prior written consent of the Lenders; and provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth below in subsections (b) and (c) of this Section 11.3. Notwithstanding the above (including anything set forth in subsections (b) and (c) of this Section 11.3), nothing herein shall restrict, prevent or prohibit any Lender from (A) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (B) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate of such Lender or to any existing Lender or Affiliate thereof.

                  (b) Assignments. In addition to the assignments permitted by
         Section 11.3(a), each Lender may, with the prior written consent of the Borrowers and the Administrative Agent (provided that no consent of the Borrowers shall be required during the existence and continuation of an Event of Default), which consent shall not be unreasonably withheld or delayed, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit 11.3 to one or more Eligible Assignees; provided that (i) any such assignment shall be in a minimum aggregate amount of $10,000,000 of the Commitments and in integral multiples of $1,000,000 above such amount (or the remaining amount of Commitments held by such Lender) and (ii) each such assignment shall be of a constant, not varying, percentage of all of the assigning Lender's rights and obligations under the Commitment being assigned. Any assignment hereunder shall be effective upon satisfaction of the conditions set forth above and delivery to the Administrative Agent of a duly executed assignment agreement together with a transfer fee of $3,500 payable to the Administrative Agent for its own account. Upon the effectiveness of any such assignment, the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. The Borrowers agree that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note or Notes (but with notation thereon that it is given in substitution for and replacement of the original Note or Notes or any replacement notes thereof).

         By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to

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

         confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents;
         (vi) such assignee appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  (c) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans in which the participant is participating or increase any Commitments with respect thereto, or
         (B) postpone the date fixed for any payment of principal (including the extension of the final maturity of any Loan or the date of any mandatory prepayment), interest or fees in which the participant is participating, (iii) sub-participations by the participant (except to an Affiliate, parent company or Affiliate of a parent company of the participant) shall be prohibited and (iv) any such participations shall be in a minimum aggregate amount of $10,000,000 of the Commitments and in integral multiples of $1,000,000 in excess thereof. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Credit Parties hereunder shall be

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

         determined as if such Lender had not sold such participation; provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.9, 3.12, 3.13 and 3.14 to the same extent that the Lender from which such participant acquired its participation would be entitled to the benefit of such cost protection provisions.

         11.4     No Waiver; Remedies Cumulative.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Credit Parties and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5     Payment of Expenses; Indemnification.

         The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Administrative Agent and NMS in connection with
(A) the negotiation, preparation, execution and delivery, syndication and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, special counsel to the Administrative Agent, and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement, and (ii) the Administrative Agent and the Lenders in connection with (A) enforcement of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and each of the Lenders, and (B) any bankruptcy or insolvency proceeding of a Credit Party of any of its Subsidiaries, and (b) indemnify the Administrative Agent, NMS and each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent, NMS or any Lender is a party thereto) related to (i) the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified),
(ii) any Environmental Claim and (iii) any claims for Non-Excluded Taxes.

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

         11.6     Amendments, Waivers and Consents.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Credit Parties; provided that no such amendment, change, waiver, discharge or termination shall without the consent of each Lender affected thereby:

                  (a) extend the final maturity of any Loan or any portion thereof or postpone any other date fixed for any payment of principal (other than in accordance with Section 3.5(b));

                  (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;

                  (c) reduce or waive the principal amount of any Loan;

                  (d) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or a waiver of any mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                  (e) release a Borrower from its obligations, or all or substantially all of the Guarantors from their obligations, under the Credit Documents; provided that the Administrative Agent may release a Guarantor if an equity interest in a Guarantor is transferred in accordance with Section 8.5 or equity is issued in accordance with
         Section 11.20;

                  (f) except upon a Collateral Termination Date, release all or substantially all of the Collateral securing the Obligations;

                  (g) amend, modify or waive any provision of this Section or
         Section 3.4(a), 3.4(b), 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,
         5.2, 9.1(a), 11.2, 11.3 or 11.5;

                  (h) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders; or

                  (i) consent to the assignment or transfer by a Borrower of any of its rights and obligations under (or in respect of) the Credit Documents.

If any amendment, waiver or consent with respect to the Credit Documents has been delivered in writing to a Lender by the Administrative Agent, and such amendment waiver or consent requires only the approval of the Required Lenders to become effective, then such Lender shall have ten Business Days from the date of receipt of such amendment, waiver or consent to respond thereto. Failure of a Lender to timely respond to such amendment, waiver or consent shall be deemed an approval by such Lender to such amendment, waiver or consent.

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

No provision of Section 2.2 may be amended or modified without the consent of the Issuing Lender. No provision of Section 10 may be amended or modified without the consent of the Administrative Agent.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         11.7     Counterparts/Telecopy.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be as effective as an original and shall constitute a representation that an original will be delivered.

         11.8     Headings.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9     Defaulting Lender.

         Each Lender understands and agrees that if such Lender is a Defaulting Lender then notwithstanding the provisions of Section 11.6 it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

         11.10    Survival of Indemnification and Representations and
Warranties.

         All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit and the repayment of the Loans and other obligations and the termination of the Commitments hereunder.

         11.11    Governing Law; Jurisdiction.

                  (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western

         District of North Carolina and, by execution and delivery of this Credit Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1, such service to become effective 15 days after such mailing. Nothing herein shall affect the right of a Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against a Credit Party in any other jurisdiction. Each Credit Party agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that nothing in this Section 11.11(a) is intended to impair a Credit Party's right under applicable law to appeal or seek a stay of any judgment.

                  (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         11.12    Waiver of Jury Trial.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.13    Time.

         All references to time herein shall be references to Eastern Standard Time or Eastern Daylight Time, as the case may be, unless specified otherwise.

         11.14    Severability.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.15    Entirety.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.16    Binding Effect.

                  (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by the Credit Parties and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Administrative Agent and each Lender and their respective successors and assigns. Upon this Credit Agreement becoming effective, the Existing Credit Agreement and the Existing Bridge Facility shall be deemed terminated and the Credit Parties and the lenders party to the Existing Credit Agreement or the Existing Bridge Facility shall no longer have any obligations thereunder (other than those obligations in the Existing Credit Agreement and the Existing Bridge Facility that expressly survive the termination of the Existing Credit Agreement).

                  (b) This Credit Agreement shall be a continuing agreement and shall remain in full force and effect until all Loans, LOC Obligations, interest, fees and other Obligations have been paid in full and all Commitments and Letters of Credit have been terminated. Upon termination, the Credit Parties shall have no further obligations (other than the indemnification provisions that survive) under the Credit Documents; provided that should any payment, in whole or in part, of the Obligations be rescinded or otherwise required to be restored or returned by the Administrative Agent or any Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Credit Documents shall automatically be reinstated and all amounts required to be restored or returned and all costs and expenses incurred by the Administrative Agent or Lender in connection therewith shall be deemed included as part of the Obligations.

         11.17    Confidentiality.

         Each Lender agrees that it will use its reasonable best efforts to keep confidential and to cause any representative designated under Section
7.11 to keep confidential any non-public information from time to time supplied to it under any Credit Document; provided, however, that nothing herein shall prevent the disclosure of any such information to (a) the extent a Lender in good faith believes such disclosure is required by Requirement of Law, (b) counsel for a Lender or to its accountants, (c) bank examiners or auditors or comparable Persons, (d) any affiliate of a Lender, (e) any other Lender, or any assignee, transferee or participant, or any potential assignee, transferee or participant, of all or any portion of any Lender's rights under this Agreement who is notified of the confidential nature of the information or (f) any other Person in connection with any litigation to which any one or more of the Lenders is a party; and provided further that no Lender shall have any obligation under this Section 11.17 to the extent any such information becomes available on a non-confidential basis from a source other than a Credit Party or that any information becomes publicly available other than by a breach of this Section 11.17.

         11.18    Collateral Termination Date.

         (a) Mortgages. Upon an applicable Collateral Termination Date with respect to the Mortgages:

                  (i) The Liens evidenced by the Mortgages shall be released and all covenants and other agreements contained in the Mortgages shall no longer be effective and shall otherwise cease and be of no further force and effect;

                  (ii) The Administrative Agent shall, at the expense of the Borrowers, execute and deliver such releases of Mortgages and Uniform Commercial Code termination statements to evidence the releases described in clause (i) above;

                  (iii) The representation and warranty set forth on Schedule
         7.14 shall no longer be deemed to be included in the Credit Agreement (except as required by Section 7.14(b)).

         (b) Stock Collateral. Upon an applicable Collateral Termination Date with respect to the Stock Collateral and until the occurrence of a subsequent Stock Collateral Effective Date:

                  (i) The pledges and grants of security interests pursuant to the Pledge Agreements, and the covenants and other agreements contained therein, shall no longer be effective and shall otherwise cease and be of no further force and effect;

                  (ii) The Administrative Agent shall, at the expense of the Borrowers, (A) return all items described in Section 7.14(b) to the applicable Credit Party and (B) execute and deliver such Uniform Commercial Code termination statements to evidence the termination described in clause (i) above; and

                  (iii) The representation and warranty set forth on Schedule
         7.14 shall no longer be deemed to be included in this Credit Agreement (except as required by Section 7.14(a)).

         Notwithstanding any provisions of this Section 11.18(b) to the contrary, if, after a Collateral Termination Date, a Stock Collateral Effective Date shall occur again, then the provisions of Section 7.14(b) again shall apply and the Credit Parties shall take such actions, as requested by the Administrative Agent, to ensure the Lenders have a first priority perfected security interest in the Stock Collateral.

         11.19    Further Assurances.

         The Credit Parties agree, upon the request of the Administrative Agent, to promptly take such actions as are necessary to carry out the intent of this Credit Agreement and the other Credit Documents, including, but not limited to, such actions as are necessary to ensure that, during any Collateral Period, the Lenders have a perfected security interest in the Collateral subject to no Liens other than Permitted Liens.

         11.20    Release of Guarantors.

         If a Guarantor issues equity and as a result thereof such Guarantor is no longer a Material Subsidiary, then as long as after giving effect to the issuance of such equity the Credit Parties will be in compliance with Section 7.2(i), the Lenders agree to release such Guarantor from its obligations hereunder.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Each of the parties hereto has caused a counterpart of this Second Amended and Restated Credit Agreement to be duly executed and delivered as of the date first above written.



BORROWERS:                     BRANDYWINE REALTY TRUST,
---------                      a Maryland real estate investment trust

                               By: /s/ Gerard H. Sweeney
                                   ---------------------------------------------
                                   Name: Gerard H. Sweeney
                                   Title: President and Chief Executive Officer


                               BRANDYWINE OPERATING PARTNERSHIP,
                               L.P., a Delaware limited partnership

                                       By: Brandywine Realty Trust, a Maryland
                                           real estate investment trust, its
                                           general partner


                                           By: /s/ Gerard H. Sweeney
                                               ---------------------------------
                                               Name:  Gerard H. Sweeney
                                               Title: President and Chief
                                                      Executive Officer

GUARANTORS:            LC/N HORSHAM LIMITED PARTNERSHIP, a
----------             Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a
                       Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                               liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner

                       NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       NEWTECH III LIMITED PARTNERSHIP, a
                       Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                    By: Brandywine Realty Trust, a
                                        Maryland real estate investment
                                        trust, its general partner

                       WITMER OPERATING PARTNERSHIP I, L.P., a
                       Delaware limited partnership

                       By: Brandywine Witmer, L.L.C., a Pennsylvania
                           limited liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       NEWTECH IV LIMITED PARTNERSHIP, a
                       Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company,  its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner

                       C/N OAKLANDS LIMITED PARTNERSHIP I, a
                       Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner


                       FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                       By: Witmer Operating Partnership I, L.P., a Delaware
                           limited partnership, its general partner

                           By: Brandywine Witmer, L.L.C., a Pennsylvania
                               limited liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                    By: Brandywine Realty Trust, a
                                        Maryland real estate investment
                                        trust, its general partner

                       C/N LEEDOM LIMITED PARTNERSHIP II, a
                       Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       C/N IRON RUN LIMITED PARTNERSHIP III, a
                       Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       C/N OAKLANDS LIMITED PARTNERSHIP III, a
                       Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner


                       IRON RUN LIMITED PARTNERSHIP V, a
                       Pennsylvania limited partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, its general partner

                           By: Brandywine Realty Trust, a Maryland
                               real estate investment trust, its
                               general partner

                       BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                       By: Brandywine TB I, L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                       By: Brandywine TB II, L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE TB III, L.P., a Pennsylvania limited partnership

                       By: Brandywine TB III, L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner

                       BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                       By: Brandywine TB VI, L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE DOMINION, L.P., a Pennsylvania limited partnership

                       By: Brandywine Dominion, L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                       By: Brandywine P.M., L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner

                       BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                       By: Brandywine I.S., L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE CENTRAL, L.P., a Pennsylvania limited partnership

                       By: Brandywine F.C., L.P., a Pennsylvania limited
                           partnership, its general partner

                           By: Brandywine F.C., L.L.C., a Pennsylvania limited
                               liability company, its general partner

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   member

                                   By: Brandywine Realty Trust, a
                                       Maryland real estate investment
                                       trust, its general partner

                       APPOP 2, L.P., a Delaware limited partnership

                       By: AAP Sub Three, Inc., a Delaware corporation, one of
                           its general partners

                           By: Atlantic American Properties Trust, a Maryland
                               real estate investment trust, its sole
                               shareholder

                               By: Brandywine Operating Partnership, L.P., a
                                   Delaware limited partnership, its sole
                                   shareholder

                                   By: Brandywine Realty Trust, a Maryland real
                                       estate investment trust, its general
                                       partner

                       By: AAPOP Umbrella, L.P., a Delaware limited partnership,
                            one of its general partners

                           By: AAP Sub Two, Inc., a Delaware corporation, one
                               of its general partners

                               By: Atlantic American Properties Trust, a
                                   Maryland real estate investment trust, its
                                   sole shareholder

                                   By: Brandywine Operating Partnership, L.P., a
                                       Delaware limited partnership, its sole
                                       shareholder

                                       By: Brandywine Realty Trust, a
                                           Maryland real estate investment
                                           trust, its general partner

                       By: Atlantic American Properties Trust, a Maryland real
                           estate investment trust, one of its general partners

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole
                               shareholder

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner

                       BRANDYWINE F.C., L.P., a Pennsylvania
                       limited partnership

                       By: Brandywine F.C., L.L.C., a Pennsylvania limited
                           liability company, its general partner

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       BRANDYWINE REALTY PARTNERS, a
                       Pennsylvania general partnership

                       By: Brandywine Operating Partnership, L.P., a
                           Delaware limited partnership, one of its
                           partners

                           By: Brandywine Realty Trust, a
                               Maryland real estate investment
                               trust, its general partner


                       BRANDYWINE ACQUISITIONS, LLC, a
                       Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE MAIN STREET, LLC, a
                       Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, one of its members

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       By: Brandywine Acquisitions, LLC, a Delaware limited
                           liability company, one of its members

                           By: Brandywine Operating Partnership, L.P., a
                               Delaware limited partnership, its sole member

                               By: Brandywine Realty Trust, a Maryland real
                                   estate investment trust, its general
                                   partner


                       1100 BRANDYWINE, LLC, a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                       BRANDYWINE LEASING, LLC, a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE TB III, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                       BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                       BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner


                       BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       BRANDYWINE TRENTON URBAN RENEWAL, L.L.C., a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner



                       BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner



                       BRANDYWINE AXINN I, LLC, a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner



                       BRANDYWINE AXINN II, LLC, a Delaware limited liability company

                       By: Brandywine Operating Partnership, L.P., a Delaware
                           limited partnership, its sole member

                           By: Brandywine Realty Trust, a Maryland real estate
                               investment trust, its general partner

                       APP SUB THREE, INC., a Delaware corporation


                       By: /s/ Gerard H. Sweeney
                           ---------------------------------------------
                           Gerard H. Sweeney
                           President and Chief Executive Officer of
                           each of the above-named entities

LENDERS:

                          NATIONSBANK, N.A., acting in its capacity as Administrative Agent and individually as a Lender

                          By: /s/ Nationsbank, N.A.
                              ------------------------------------------
                          Name:
                              ------------------------------------------
                          Title:
                              ------------------------------------------